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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☐	Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Synavant, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3445 Peachtree Road, NE, Suite 1400
Atlanta, Georgia 30326

Dear Stockholder:

        On behalf of the Board of Directors and management of SYNAVANT, we cordially invite you to attend the Annual Stockholders' Meeting of SYNAVANT Inc. (the "Annual Meeting"), to be held at the law firm of Womble Carlyle Sandridge & Rice, PLLC, 1201 West Peachtree Street NE, Suite 3500, Atlanta, Georgia, 30309, on Tuesday, April 30, 2002 at 10:00 a.m., local time, notice of which is enclosed.

        The following proposals are to be presented at the Annual Meeting:

  •
  to elect two directors for three year terms expiring in 2005;

  •
  to approve the Company's Stock Incentive Plan and its Annual Incentive Plan;

  •
  to ratify the selection by our Board of Directors of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending December 31, 2002; and

  •
  to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        We have included a copy of SYNAVANT's Annual Report to Stockholders, including its Form 10-K, with the Proxy Statement. We encourage you to read the Annual Report and the Form 10-K. The Form 10-K includes our audited financial statements for the fiscal year ended December 31, 2001 as well as information about our operations, markets, products and services.

        Whether you own a few or many shares of stock and whether or not you plan to attend in person, it is important that your shares be voted on matters that come before the Annual Meeting. You are encouraged to specify your voting preference by so marking the enclosed proxy card. Please then sign and date the proxy card and return it in the enclosed envelope whether or not you plan to attend the Annual Meeting. If you do attend and wish to vote in person, you may revoke your proxy at the Annual Meeting.

        Your vote is very important, and we appreciate your cooperation in considering and acting on the matters presented.

                      Sincerely,

                      Wayne P. Yetter,
                       Chairman of the Board and
                      Chief Executive Officer

Atlanta, Georgia
April 3, 2002

3445 Peachtree Road, NE, Suite 1400
Atlanta, Georgia 30326
(404) 841-4000

NOTICE OF ANNUAL STOCKHOLDERS' MEETING
TO BE HELD APRIL 30, 2002

        Notice is hereby given that the Annual Stockholders' Meeting of SYNAVANT Inc. will be held at the law firm of Womble Carlyle Sandridge & Rice, PLLC, 1201 West Peachtree Street, Suite 3500, Atlanta, Georgia 30309, on Tuesday, April 30, 2002 at 10:00 a.m., local time, for the following purposes:

  1.
  Election of Directors. The election of two nominees for Class II Directors of SYNAVANT to serve until the 2005 Annual Stockholders' Meeting;

  2.
  Approve Stock Incentive Plan. To approve the SYNAVANT 2000 Stock Incentive Plan;

  3.
  Approve Annual Incentive Plan. To approve the SYNAVANT Annual Incentive Plan;

  4.
  Ratification of Auditors. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2002; and

  5.
  Other Business. The transaction of such other business as may properly come before the meeting, including adjourning the meeting to permit, if necessary, further solicitation of proxies.

        The Board of Directors has fixed the close of business on March 1, 2002 as the record date for the purpose of determining the stockholders who are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

        We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. You may revoke your proxy by filing with our Secretary an instrument of revocation or a duly executed proxy bearing a later date or by electing to vote in person at the meeting.

                      By Order of the Board of Directors

                      Wayne P. Yetter,
                       Chairman of the Board and
                      Chief Executive Officer

Atlanta, Georgia
April 3, 2002

Proxy Statement For 2002 Annual Stockholders' Meeting

TABLE OF CONTENTS

VOTING INFORMATION	1
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT	3
PROPOSAL 1—ELECTION OF DIRECTORS	4
EXECUTIVE COMPENSATION	9
STOCK PERFORMANCE GRAPH	12
COMPENSATION AND BENEFITS COMMITTEE REPORT	13
PROPOSAL 2—APPROVAL OF 2000 STOCK INCENTIVE PLAN	18
PROPOSAL 3—APPROVAL OF ANNUAL INCENTIVE PLAN	23
PROPOSAL 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	25
AUDIT COMMITTEE REPORT	26
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	27
GENERAL INFORMATION	27
Exhibit A—SYNAVANT Inc. Audit Committee Charter	A-1
Exhibit B—2000 Stock Incentive Plan	B-1
Exhibit C—Annual Incentive Plan	C-1

PROXY STATEMENT FOR
2002 ANNUAL STOCKHOLDERS' MEETING

VOTING INFORMATION

Purpose

        This Proxy Statement and the enclosed proxy card ("Proxy") are being furnished to you on behalf of the Board of Directors of SYNAVANT Inc., a Delaware corporation ("SYNAVANT" or the "Company"), in connection with the solicitation of proxies for use at our 2002 Annual Stockholders' Meeting ("Annual Meeting"), or at any adjournment or postponement thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting.

        The Annual Meeting will be held at 10:00 a.m., local time, on Tuesday, April 30, 2002, at the law firm of Womble Carlyle Sandridge & Rice, PLLC, 1201 West Peachtree Street, Suite 3500, Atlanta, Georgia 30309. This Proxy Statement and the enclosed Proxy are first being mailed on or about April 3, 2002 to all stockholders who are entitled to vote.

Proxy Card and Revocation

        You are requested to promptly sign, date and return the accompanying Proxy to us in the enclosed postage-paid envelope. Any stockholder who has delivered a Proxy may revoke it at any time before it is voted by giving notice of revocation in writing to the Secretary of the Company or submitting to the Secretary of the Company a signed Proxy bearing a later date, provided that we actually receive such notice or Proxy prior to the taking of the stockholder vote, or by electing to vote in person at the Annual Meeting. Any notice of revocation should be sent to SYNAVANT Inc., 3445 Peachtree Road, NE, Suite 1400, Atlanta, Georgia 30326, Attention: Vincent J. Napoleon, Corporate Secretary. The shares of our common stock, $.01 par value ("Common Stock"), represented by properly executed Proxies received at or prior to the meeting and not subsequently revoked will be voted as directed in such Proxies. If instructions are not given, shares represented by Proxies received will be voted FOR election of the nominees for Director, approval of the terms of the Stock Incentive Plan and the Annual Incentive Plan (collectively the "Plans") and approval of the proposal to ratify the appointment of our independent auditors.

Who Can Vote; Voting of Shares

        Our Board of Directors has established the close of business on March 1, 2002 as the record date ("Record Date") for determining our stockholders entitled to notice of and to vote at the Annual Meeting. Only our stockholders of record as of the Record Date will be entitled to vote at the Annual Meeting. The affirmative vote of a plurality of our outstanding Common Stock present in person or represented by Proxy and entitled to vote at the meeting will be required to elect two Directors to serve until the 2005 Annual Stockholders' Meeting. Plurality means that more votes must be cast in favor of the election of a Director than those cast against election of such Director. Accordingly, the withholding of authority by a stockholder (including broker non-votes) will not be counted in computing a plurality and thus will have no effect on the results of the election of such nominees. The affirmative vote of a majority of our outstanding Common Stock present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Plans, to ratify the appointment of our independent auditors and to approve any other proposals considered at the meeting. Under certain circumstances, brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"). A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. In such cases, those shares will be counted for the purpose of determining if a quorum is present but will not be included in the vote totals with respect to those matters for which the broker cannot vote. If a stockholder abstains from voting on a matter, those shares will be counted for the purpose of determining if a quorum is present and will be counted as a vote against such proposals.

        As of the Record Date, there were 15,063,153 shares of our Common Stock outstanding and 4,425 holders of record of shares of our Common Stock outstanding and entitled to vote at the Annual Meeting, with each share entitled to one vote.

        The presence, in person or by proxy, of a majority of the outstanding shares of our Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum of the stockholders in order to take action at the Annual Meeting. For these purposes, shares of our Common Stock that are present or represented by proxy at the Annual Meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any matter.

        If you participate in the SYNAVANT Inc. 401(k) Savings Plan (the "401(k) Plan") and have contributions invested in SYNAVANT Common Stock, the proxy card will serve as a voting instruction for the Trustee of the 401(k) Plan. You must return your proxy card prior to April 22, 2002. We will then forward your proxy card to the Trustee. If your proxy card is not received before that date or if you sign and return the proxy card without instructions marked in the boxes, the Trustee will vote your shares of Common Stock in the same proportion as other shares of Common Stock held in the 401(k) Plan for which the Trustee received timely instructions.

How You Can Vote

        You may vote your shares by marking the appropriate boxes on the enclosed Proxy. You must sign and return the Proxy promptly in the enclosed self-addressed envelope. Your vote is important. Please return your marked Proxy promptly so that your shares can be represented, even if you plan to attend the Annual Meeting in person.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        The following table provides information concerning beneficial ownership of our Common Stock as of March 1, 2002, by:

  •
  each stockholder that we know owns more than 5% of our outstanding Common Stock;

  •
  each of our named executive officers;

  •
  each of our Directors; and

  •
  all of our Directors and executive officers as a group.

        The following table lists the applicable percentage of beneficial ownership based on 15,063,153 shares of Common Stock outstanding as of March 1, 2002. The information in the table is based upon information provided by each Director and each current and former executive officer and, in the case of the beneficial owners of more than 5% of the outstanding Common Stock, the information is based upon Schedules 13G filed with the Securities and Exchange Commission ("SEC"). Except where noted, the persons or entities named have sole voting and investment power with respect to all shares shown as beneficially owned by them.

        The second column shows separately shares of Common Stock that may be acquired by exercise of stock options within 60 days after March 1, 2002, by the Directors and named executive officers individually and as a group. These shares are not included in the numbers shown in the first column. Shares of Common Stock that may be acquired by exercise of stock options are deemed outstanding for purposes of computing the percentage beneficially owned by the persons holding these options but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. No warrants were outstanding as of March 1, 2002.

Name(1)	Number of Shares of Common Stock(2)	Number of Shares Subject to Options	Percentage of Common Stock
Wayne P. Yetter	149,937	289,093	2.9%
Clifford A. Farren, Jr.	1,790	253,056	1.7%
Vincent J. Napoleon	12,444	16,666	*
Robert C. Holmes	3,578	23,717	*
Kenneth Tyson	3,578	30,576	*
Peter H. Fuchs	5,574	5,000	*
Robert J. Kamerschen	19,383	5,000	*
H. Eugene Lockhart	8,783	5,000	*
Mary A. Madden	12,598	2,500	*
Barry L. Williams	7,357	5,000	*
State of Wisconsin Investment Board(3)	2,905,000	—	19.3%
Westport Asset Management, Inc.(4)	1,814,430	—	12.0%
Wellington Management Company, LLP(5)	1,518,140	—	10.1%
Glenview Capital Management, LLC (6)	2,571,279	—	17.1%
Directors and executive officers as a group (10 persons)	225,022	635,608	4.0%

*
Less than one percent.

(1)
Except as set forth herein, the business address of the named beneficial owner is c/o SYNAVANT Inc., 3445 Peachtree Road, N.E., Suite 1400, Atlanta, Georgia 30326.

(2)
Includes 108,937 restricted stock units for Mr. Yetter that have not fully vested and 12,444 restricted stock units for Mr. Napoleon that have not fully vested. For Non-Employee Board members, includes deferred stock units under the Directors deferred stock unit plan (See "Director Compensation"), which vest 20% per year commencing on the first anniversary of the date of grant: Mr. Fuchs, 4,460 total unvested deferred stock units; Mr. Kamerschen, 4,460 total unvested deferred stock units; Mr. Lockhart, 4,460 total unvested deferred stock units; Ms. Madden, 10,079 total unvested deferred stock units; and Mr. Williams 4,460 total unvested deferred stock units. In addition, includes 3,996 vested deferred stock units for Mr. Lockhart and 1,114 vested deferred stock units for Mr. Williams.

(3)
State of Wisconsin Investment Board ("Wisconsin") filed an Amendment No. 2 to Schedule 13G with the SEC on February 15, 2002. The Schedule 13G/A shows that Wisconsin has sole power to vote 2,905,000 shares and sole power to dispose of 2,905,000 shares. The address of Wisconsin is P.O. Box 7842, Madison, Wisconsin, 53707.

(4)
Westport Asset Management, Inc. ("Westport") and its subsidiary Westport Advisors LLC ("Advisors") filed a joint Amendment No. 2 to Schedule 13G with the SEC on February 15, 2001. The Schedule 13G/A shows that Westport and Advisors together may be deemed to beneficially own the number of shares reported in the table above, including sole power to vote 1,291,550 shares, shared power to vote 156,000 shares, sole power to dispose of 1,291,550 shares and shared power to dispose of 522,880 shares. Westport owns 50% of Advisors. The address of Westport is 253 Riverside Avenue, Westport, Connecticut 06880.

(5)
Wellington Management Company, LLP ("WMC") filed an Amendment No. 1 to Schedule 13G with the SEC on January 10, 2002. The Schedule 13G/A shows that WMC, in its capacity as investment advisor, may be deemed to beneficially own the number of shares reported in the table above, which are held of record by clients of WMC. The Schedule 13G/A also shows that WMC has sole voting power and sole dispositive power over none of the reported shares and shared power to vote 1,401,220 of such shares and shared power to dispose of 1,518,140 of such shares. The address of WMC is 75 State Street, Boston, MA 02109.

(6)
Glenview Capital Management, LLC ("Glenview") filed a Schedule 13G with the SEC on December 28, 2001. The Schedule 13G shows that Glenview may be deemed to beneficially own the number of shares reported in the table above including sole power to vote 2,571,279 shares and sole power to dispose of 2,571,279 shares. The address of Glenview is 540 Madison Avenue, 33rd Floor, New York, New York 10022.

PROPOSAL 1—ELECTION OF DIRECTORS

Number and Classification

        Our Board of Directors currently consists of six Directors. Our bylaws provide that our Board of Directors will consist of not less than three Directors with the precise number to be determined from time to time by the Board of Directors. The Board has set the number of Directors at six. The six Directors who comprise our Board of Directors are divided into three classes of Directors: Class I Directors, Class II Directors and Class III Directors, with each such class of Directors serving staggered three-year terms.

        At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the Directors of the same class whose terms are then expiring. Mr. Yetter and Ms. Madden serve in the class having a term that expires in 2004 (Class I); Messrs. Fuchs and Williams serve in the class having a term that expires in 2002 (Class II); and Messrs. Kamerschen and Lockhart serve in the class having a term that expires in 2003 (Class III).

Nominees

        We have selected two nominees that we propose for election to our Board as Class II Directors. The nominees for Class II Directors will be elected to serve a three-year term that will expire at our 2005 Annual Stockholders' Meeting. The two nominees for our Class II Directors are Messrs. Fuchs and Williams, both of whom currently serve as Directors. Proxies cannot be voted at the meeting for a greater number of persons than the number of nominees named.

        Each of the nominees has consented to being named in this Proxy Statement and to serve as a Director if elected. In the event that any nominee withdraws or for any reason is not able to serve as a Director, the Proxy will be voted for such other person as the Board of Directors may designate (or to reduce the number of persons to be elected by the number of persons unable to serve), but in no event will the Proxy be voted for more than two nominees.

        Stockholders may withhold their votes from the nominees by so indicating in the appropriate box provided on the enclosed Proxy.

  The Board of Directors unanimously recommends that you vote FOR each nominee.

Board of Directors

        The following table sets forth the name and age of each of the two nominees for election as Class II Directors and the remaining Directors who will continue to serve on our Board of Directors, as well as his or her Director classification and length of service on our Board.

Name	Age	Director Classification	Year First Elected
Wayne P. Yetter	56	Class I	2000
Mary A. Madden	57	Class I	2000
Peter H. Fuchs	60	Class II	2000
Barry L. Williams	57	Class II	2000
Robert J. Kamerschen	66	Class III	2000
H. Eugene Lockhart	52	Class III	2000

Meetings and Committees of the Board

        Our Board of Directors held five meetings during 2001. Each Director attended 75% or more of the aggregate number of meetings held by the Board of Directors and the committees on which he or she served. Our Board of Directors has two standing committees: the Audit Committee and the Compensation and Benefits Committee. During 2001, the Board of Directors did not have a standing nominating committee, although the functions of such committee were performed by the full Board of Directors. See "General Information—Stockholder Proposals for 2003 Annual Meeting."

        The Audit Committee presently consists of Messrs. Williams (Chairman) and Fuchs and Ms. Madden. Each of the members of the Audit Committee is independent (as independent is defined in the applicable Nasdaq Marketplace listing standards). The Audit Committee has been assigned the principal functions of:

  •
  appointing and meeting with our independent auditors;

  •
  reviewing and approving the annual report of our independent auditors;

  •
  meeting with management regarding audit matters;

  •
  approving the annual financial statements; and

  •
  reviewing and approving summary reports of our independent auditor's findings and recommendations.

        The Audit Committee held five meetings during 2001.

        The Compensation and Benefits Committee presently consists of Messrs. Kamerschen (Chairman), Fuchs and Lockhart. As defined in its charter, the purpose of the Compensation and Benefits Committee is to:

  •
  develop executive compensation policies and programs that are designed to create a direct relationship between executive compensation levels and corporate performance and returns to stockholders; and

  •
  monitor the results of such policies and programs to assure that the compensation payable to our executive officers provides overall competitive pay levels, creates proper incentives to enhance stockholder value, rewards superior performance and is justified by the returns available to our stockholders.

        The Compensation and Benefits Committee held four meetings during 2001.

        The functions of a nominating committee are performed by the full Board. The Board will consider stockholder nominations for Directors that are presented in accordance with established procedures. See "General Information—Stockholder Proposal for 2003 Annual Meeting."

Director Compensation

        Directors who are not our employees currently include Messrs. Williams, Fuchs, Kamerschen and Lockhart and Ms. Madden. We currently pay non-employee Directors an annual retainer of $10,000 per year. Directors who are also employees do not receive retainers or any incremental compensation. In addition, each non-employee Director is granted annual non-qualified stock options to purchase 7,500 shares of our Common Stock. The non-qualified stock options vest one-third per year. Each non-employee Director also received a one time stock grant of $50,000 value of deferred stock units which will vest one-fifth per year.

        Each non-employee Director may elect to have all or a specified part of the retainer and fees deferred as deferred stock units or a deferred cash amount, until he or she ceases to be a Director. Non-employee Directors also have the option to convert the retainer to stock. The amount of deferred stock units credited or stock issued will be based on the fair market value of our Common Stock on the date the retainer is payable, which was the first business day in January.

        In addition, members of the Board of Directors are required to maintain a minimum level of stock ownership. In 2000, the Board of Directors approved Director and Officer stock ownership guidelines. See "Compensation and Benefits Committee Report on Executive Compensation." Members of the Board of Directors are required to own at least 5,000 shares of Company stock, achieving such minimum guideline level in no later than 5 years (at least one-half of the guideline must be met after 3 years).

Executive Officers

        The following table sets forth the name, age at March 1, 2002, and position of each executive officer.

Name	Age	Positions
Wayne P. Yetter	56	Chairman and Chief Executive Officer
Vincent J. Napoleon	42	Senior Vice President, Secretary and General Counsel
Robert C. Holmes	50	Senior Vice President, Americas
Kenneth Tyson	52	Senior Vice President, International
Clifford A. Farren, Jr.	38	Vice President and Acting Chief Financial Officer

        Our executive officers are appointed by the Board of Directors and serve until their successors are duly elected and qualified. There are no family relationships among any of our executive officers or Directors.

Biographies of Directors and Executive Officers

        Wayne P. Yetter serves as our Chief Executive Officer and Chairman of our Board of Directors. Prior to joining SYNAVANT, Mr. Yetter served as the Chief Operating Officer of IMS HEALTH. Prior to working at IMS HEALTH, Mr. Yetter served as the Chief Executive Officer of Novartis Pharmaceuticals Corp. and Astra Merck Inc. Mr. Yetter has served on the Board of Directors of the Pharmaceutical Research and Manufacturers Association, the HealthCare Institute of New Jersey and the National Pharmaceutical Council. He is a member of the Board of Trustees for the Foundation for Managed Care Pharmacy and Wilkes University. Mr. Yetter serves on the Board of Directors of Noven Pharmaceuticals, Inc., Transkaryotic Therapies, Inc. and the SEI Center for Advanced Studies in Management at the Wharton School. Mr. Yetter holds a B.A. degree in biology from Wilkes University and an M.B.A. degree from Bryant College.

        Vincent J. Napoleon serves as our Senior Vice President, Secretary and General Counsel. Prior to joining SYNAVANT, Mr. Napoleon served as Assistant General Counsel/Managing Director at PricewaterhouseCoopers LLP. There, Mr. Napoleon provided extensive corporate legal advice to the senior leadership of PricewaterhouseCoopers. Before joining PricewaterhouseCoopers, Mr. Napoleon spent two years heading the Corporate Group of the City of Philadelphia Law Department, where he handled complex commercial, real estate and finance transactions, strategic planning and policy initiatives. Mr. Napoleon has also served seven years as General Counsel for various Aerospace Group Business Units at General Electric Company, Martin Marietta Corporation and Lockheed Martin Corporation. Mr. Napoleon received a B.S. degree in business administration, with an emphasis on international business and marketing, at Georgetown University and a J.D. degree at the University of Pittsburgh School of Law.

        Robert C. Holmes, serves as our Senior Vice President, Americas. Prior to joining SYNAVANT, Mr. Holmes served as Vice President of client relations and transition project leader for IMS HEALTH Strategic Technologies where he served as the key liaison with SYNAVANT's executive team on transition planning issues during its Spin-Off from IMS HEALTH. Mr. Holmes has also served as Executive Director of Sales at Astra Merck, Inc. Mr. Holmes holds a B.S. degree in naval engineering and analytical management from the U.S. Naval Academy.

        Kenneth Tyson, serves as our Senior Vice President, International. Prior to joining SYNAVANT, Mr. Tyson served as Vice President of ManTech Europe Limited where he was responsible for building the European software and services operation. Before joining ManTech, Mr. Tyson served as managing director UK then Vice President of European Operations for the FileNET Corporation. Mr. Tyson holds a first class honors degree in electronic and electrical engineering from the University of Birmingham.

        Clifford A. Farren, Jr.    serves as our Vice President and Acting Chief Financial Officer. Prior to joining SYNAVANT, Mr. Farren served as Vice President, Finance of IMS HEALTH North America. Mr. Farren holds a B.B.A. in finance from St. Bonaventure University, Olean, New York.

        Peter H. Fuchs serves on our Board of Directors and is the Chairman and Chief Executive Officer of The Brain Technologies Corporation. Prior to joining The Brain Technologies Corporation, Mr. Fuchs served as Managing Partner of Practice Strategy at Andersen Consulting—now known as Accenture.

        Robert J. Kamerschen serves on our Board of Directors and is the retired Chairman and Chief Executive Officer of Advo, Inc. and a Senior Consultant. Mr. Kamerschen served as Chairman and Chief Executive Officer of DIMAC Marketing Corporation from August 1999 until February 2001. Prior to joining DIMAC Marketing Corporation, Mr. Kamerschen served as Chairman and Chief Executive Officer of Advo Inc. from November 1988 until June of 1999. Mr. Kamerschen also serves on the Boards of Directors of IMS HEALTH, R.H. Donnelly Corp. and Radio Shack Corp. On April 6, 2000, DIMAC Marketing Corporation filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court in Wilmington, Delaware. DIMAC and its subsidiaries emerged from bankruptcy protection on February 28, 2001.

        H. Eugene Lockhart serves on our Board of Directors and is the Chairman of the Board, President and Chief Executive Officer of The New Power Company. Prior to joining The New Power Company, Mr. Lockhart served as President of Consumer Services at AT&T and a member of the company's most senior executive body, the AT&T Operations Group. Before joining AT&T, Mr. Lockhart served as President of BankAmerica Corporation's Global Retail Bank. Mr. Lockhart also serves on the Boards of Directors of IMS HEALTH, Nabisco Group Holdings Corp., First Republic Bank, NPW, Inc., Z University, and yclip.com, Inc.

        Mary A. Madden serves on our Board of Directors and has previously served as the President and Chief Operating Officer of eAttorney and as President and Co-Chief Executive Officer of Information America, Inc.

        Barry L. Williams serves on our Board of Directors and is the President of Williams Pacific Ventures, Inc. and is interim President and Chief Executive Officer of the American Management Association. Mr. Williams also serves on the Boards of Directors of Kaiser Permanente, PG & E Corp., Northwestern Mutual Life Insurance Company, Newhall Land and Farming Company, Simpson Manufacturing Company, Inc., CH2M Hill, Inc., USA Group, Inc. and R.H. Donnelly Corp.

EXECUTIVE COMPENSATION

        The following table provides certain summary information concerning compensation paid or accrued by us to or on behalf of our Chief Executive Officer and our current and past other four most highly compensated executive officers during 2001, 2000 and 1999 (our "Named Executive Officers").

Summary Compensation Table

					Long-Term Compensation Awards(2)
		Annual Compensation(1)
						Securities Underlying Options/ SARs(#)
Name and Principal Position	Year(3)	Salary($)	Bonus($)(4)	Other Annual Compensation	Restricted Stock Awards($)(5)		All Other(6) Compensation($)
Wayne P. Yetter Chairman and Chief Executive Officer	2001 2000 1999	550,000 550,000 112,292	41,250 226,875 68,408	— — —	137,500 330,000 68,408	100,000 352,880 205,761	18,435 8,894 —
Ronald D. Brown Former President(7)	2001 2000 1999	184,110 249,110 219,300	15,000 103,125 115,298	— — —	— — —	— 123,456 91,989	139,123 5,100 4,800
Clifford A. Farren, Jr Vice President and Acting Chief Financial Officer(8)	2001	206,894	7,140	—	—	50,000	10,362
Robert C. Holmes Senior Vice President, Americas	2001	214,417	20,934	—	—	60,000	—
Craig S. Kussman Former Chief Financial Officer(9)	2001 2000 1999	240,625 265,535 254,100	— 91,437 141,850	— — —	— — —	— 144,032 137,985	18,933 12,799 12,499
Vincent J. Napoleon Senior Vice President, Secretary and General Counsel	2001	225,000	11,250	—	56,500	30,000	140,661
Kenneth Tyson Senior Vice President, International(10)	2001	250,987	11,646	—	—	60,000	39,885

(1)
In accordance with the rules of the Securities and Exchange Commission, the compensation set forth in the table does not include medical insurance, group life insurance or other benefits, securities or property that do not exceed the lesser of $50,000 or 10% of the person's salary and bonus shown in the table.
(2)
Options granted to the Named Executive Officers were granted at fair market value on the date of grant as determined by our Compensation and Benefits Committee.
(3)
Amounts shown as 2001 compensation reflect compensation paid by SYNAVANT. The amounts shown as 2000 compensation reflect compensation paid by IMS HEALTH for the first seven months of 2000 and by SYNAVANT for the last five months of 2000. Amounts paid in 1999 were paid by IMS HEALTH.

(4)
Amounts shown for 2001, 2000 and 1999 represent cash bonuses earned in a given fiscal year and generally paid in the following fiscal year. The fiscal year ended December 31, 2000 bonus amounts shown include, for Messrs. Yetter, Brown and Kussman cash bonuses earned under IMS HEALTH's Executive Annual Incentive Plan for the first seven months of 2000 and by SYNAVANT during the last five months of 2000.
(5)
Amount represents restricted share units (Performance Accelerated Restricted Stock Units ("PARS")) granted by SYNAVANT (in 2001 and 2000) and converted restricted shares (Performance- Based Restricted Stock Units ("PERS")) granted by IMS HEALTH (in 1999). For Mr. Yetter in 2001, represents 30,420 PARS which fully vest after seven years; for Mr. Yetter in 2000, represents 73,008 PARS which fully vest after five years. For Mr. Napoleon in 2001, represents 12,444 PARS which fully vest after seven years. Both awards in 2001 and 2000 may be accelerated to vest as soon as three years (two years for the 2000 award) if certain earnings, revenue and stock price hurdles are achieved. At December 31, 2001, Mr. Yetter held 108,937 restricted share units with a value of $435,748 and Mr. Napoleon held 12,444 restricted share units with a value of $49,776.
(6)
Includes Company contributions under the Savings Plan and Savings Equalization Plan as follows:

	Company Contributions under the Company's Savings Plan and Savings Equalization Plan
	1999	2000	2001
Mr. Yetter	—	$4,125	$13,452
Mr. Brown	$4,800	$5,100	$5,832
Mr. Farren	—	—	—
Mr. Holmes	—	—	—
Mr. Kussman	$12,499	$12,799	$7,122
Mr. Napoleon	—	—	—
Mr. Tyson	—	—	$37,594

        Note: For Mr. Tyson above, represents Company contributions under the Company's UK pension plan (£25,887).

        Also, included in All Other Compensation for 2001 are investment plan earnings in the following amounts: Mr. Yetter, $214; Mr. Brown, $93; Mr. Kusman, $113. Includes Company-paid life insurance premiums for Mr. Yetter in the amount of $4,769 and for Mr. Tyson in the amount of $2,291. In addition, Mr. Brown's 2001 total includes $133,198 in severance-related pay from the time of his departure from the Company (August 13, 2001) until December 31, 2001 plus accrued vacation pay. Mr. Kussman's total includes $11,699 in accrued vacation pay related to his separation from the Company. Mr. Napoleon's total includes relocation expense reimbursement of $140,661 (of which, $19,570 is deductible by the Company and non-taxable to the individual and $121,091 non-deductible by the Company and taxable to the individual). Mr. Farren also received $10,362 in non-deductible, taxable relocation expense reimbursement.

(7)
Mr. Brown was employed through August 13, 2001.
(8)
Mr. Farren's salary includes a one-time payment for expanded responsibilities due to the departure of Mr. Kussman and the organization's restructuring.
(9)
Mr. Kussman was employed through November 8, 2001.
(10)
Mr. Tyson works in the Company's UK office and receives compensation in British Sterling. All compensation amounts have been translated to US dollars using a foreign exchange ratio of $1.00 US Dollar per £0.6886 UK Pound.

Option Grants in 2001

        The following table provides certain information concerning individual grants of stock options made during 2001 to our Named Executive Officers.

	Individual Grants
		Percent of Total Options Granted to Employees In Fiscal Year			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted(#)(1)
Name			Exercise Pride Per Share($)	Expiration Date
					0%	5%	10%
Wayne P. Yetter	100,000	8.1%	2.76	10/29/2011	—	$173,575	$439,873
Ronald D. Brown	—	—	—	—	—	—	—
Clifford A. Farren, Jr.	40,000	3.2%	2.76	10/29/2011	—	$69,430	$175,949
	10,000	0.8%	2.60	12/5/2011	—	$16,351	41,437
Robert C. Holmes	60,000	4.9%	2.76	10/29/2011	—	$104,145	$263,924
Craig S. Kussman	—	—	—	—	—	—	—
Vincent J. Napoleon.	30,000	2.4%	2.76	10/29/2011	—	$52,072	$131,962
Kenneth Tyson	60,000	4.9%	2.76	10/29/2011	—	$104,145	$263,924
All Stockholders[2]	n/a	n/a	n/a	n/a	—	$29,461,453	$74,661,106

(1)
All stock options were granted pursuant to the SYNAVANT 2000 Stock Incentive Plan at an exercise price not less than fair market value on the date they were granted. All options vest over 3 years, 1/3 per year, beginning on the first anniversary of the grant date subject to accelerated vesting upon a change in control.
(2)
Assumes 15,063,153 total shares outstanding on March 1, 2002 and stock price appreciation from a base share price of $3.11, the weighted-average exercise price of all options granted in the fiscal year ended December 31, 2001.

Aggregated Option Exercises in 2001
And Year-End Option Values

        The following table provides certain information concerning the options exercised in 2001 by our Named Executive Officers and the number and value of exercised and unexercised options held by our Named Executive Officers as of the end of fiscal year ended December 31, 2001.

	Number of Shares Acquired On Exercise(#)		Number of Securities Underlying Unexercised Options Year End(#)		Value of Unexercised In-the-Money Options at Fiscal Year End($)(1)
		Dollar Value Realized ($)
Name
			Exercisable	Unexercisable	Exercisable	Unexercisable
Wayne P. Yetter	—	—	254,800	403,841	—	—
Ronald D. Brown	—	—	780,397	—	—	—
Clifford A. Farren, Jr.	—	—	217,149	106,483	—	—
Robert C. Holmes	—	—	23,717	107,435	—	—
Craig S. Kussman	—	—	—	—	—	—
Vincent J. Napoleon	—	—	16,666	63,334	—	—
Kenneth Tyson	—	—	30,576	121,152	—	—

(1)
Dollar values were calculated determining the difference between the fair market value of the underlying securities on December 31, 2001, $4.00, and the exercise price of the options.

STOCK PERFORMANCE GRAPH

        Set forth below is a line graph comparing the change in the cumulative total stockholder return on our Common Stock, the Nasdaq National Market Index and the H & Q New Technology Index for the period commencing on September 1, 2000, the date following the Company's Spin-Off from IMS HEALTH and ending December 31, 2001, the last trading day of the year (the "Measuring Period"). The graph assumes that the value of the investment in our Common Stock and each index was $100 on September 1, 2000.

COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG SYNAVANT, NASDAQ INDEX
AND CHASE H&Q TECHNOLOGY INDEX

Measurement Period	SYNAVANT Inc.	H & Q New Technology	Nasdaq Stock Market
09/01/00	100.00	100.00	100.00
12/29/00	52.09	60.46	58.35
12/31/01	44.44	40.50	46.06

Compensation Committee Interlocks and Insider Participation

        The following non-employee Directors were the members of the Compensation and Benefits Committee of the Board of Directors during 2001: Messrs. Kamerschen (Chairman), Fuchs and Lockhart. None of the current members of the Compensation and Benefits Committee has any direct or indirect material interest in the Company outside of his position as a director. Messrs. Kamerschen and Lockhart also serve on the Board of Directors for IMS HEALTH.

COMPENSATION AND BENEFITS COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

        The Compensation and Benefits Committee reviews and approves the cash and equity components of the compensation program for our senior executives and we have delegated to our Chief Executive Officer limited authority over cash compensation decisions for an additional executive officer. Equity based compensation for all executive officers is reviewed and approved by the Compensation and Benefits Committee.

        We rely heavily on incentive compensation programs to motivate superior performance, both short- and long-term. These programs, which provide compensation in cash and stock, place a major portion of our senior executives' compensation at risk. Compensation under these programs varies, depending on our performance as a whole. Such programs hold executives directly accountable for results and promote a sharp and continuing focus on building stockholder value.

        Philosophy.    The Compensation and Benefits Committee and the Board of Directors believe that to build stockholder value we should closely align the financial interests of our employees with the financial interests of our stockholders. Moreover, we believe that top-caliber executives and employees can drive stockholder value, in particular, by delivering customer satisfaction. We want senior executives to operate our business with a long-term perspective, while striving to deliver annual results, in accordance with our approved strategy and growth objectives.

        The Committee believes it is important that senior executives establish and maintain an equity ownership in the Company. We further believe that this ownership should be a significant portion of the executive's wealth. As such, the Committee has established stock ownership requirements for those officers of the Company known as the Board Review Group. Ownership guidelines range from 110,000 shares for the Chief Executive Officer to 50,000 shares for other officers. The Committee has decided to allow executives three years to achieve one-half of the requirement and must fully meet the ownership requirement after 5 years. Stock ownership is defined to include (a) shares owned outright by the executive or family members, (b) 25% of any equity awards and (c) shares held in 401(k), savings programs and the Employee Stock Purchase Plan ("ESPP"). At least 25% of net shares acquired upon exercise of options must not be sold, unless ownership guidelines are met.

        In determining compensation opportunities and payments to executives, we look at the competitive opportunities and payments among a comparator group of companies. The companies used for comparison purposes include several customer relationship management providers, e-healthcare related organizations and other healthcare information technology providers.

        Compensation data for the comparator companies comes from benchmarking surveys conducted by independent compensation consultants. In reviewing the data, we take into account how our compensation policies and overall performance compare to similar indices for the comparator group. In general, we seek to target an executive's total compensation opportunity, earnable based on our strong performance, between the 50th and 75th percentile of comparator group compensation for the corresponding position. In a review of the compensation opportunities provided to the five Named Executive Officers, overall, for fiscal year ended December 31, 2001, the actual pay positioning ranked below the 50th percentile. While base salaries and total cash compensation were, overall, at market median, the long-term incentive opportunity ranked below median. Our decisions, however, take into account other factors including individual, business unit and our overall performance and stockholder returns.

        Base Salary.    Base salary compensates an executive for ongoing performance of assigned responsibilities. The Compensation and Benefits Committee reviews base salaries annually. In determining whether to adjust the base salary of an executive, including our Chief Executive Officer, we take into account salaries paid for comparable positions at other companies, changes in the executive's responsibilities, the individual performance of the executive and our compensation philosophy favoring variable performance-based compensation. No specific weights are applied to these factors in determining base salary adjustments. For 2001, we approved minimal salary increases (generally merit increases) for some executive officers to preserve our competitive positioning in the marketplace for executive talent. Additionally, for 2001, salaries for some executive officers were adjusted to reflect their expanded responsibilities due to the restructuring of our organization and the departure of a senior executive officer.

        Annual Cash Incentives.    An annual incentive generally rewards an executive for financial results achieved for the year. These awards depend on the level of achievement of financial targets set at the beginning of the plan year. For 2001, we set financial targets based on the performance measures of revenue growth and Earnings Before Interest, Tax, Depreciation, & Amortization (EBITDA). For our group or regional executives, their bonus is based, in part, on their group or regional revenue and EBITDA results. Additionally, we measure and review annually our achievement toward our "leading indicators" which are performance objectives which focus on specific clients and geographic areas.

        With respect to each performance measure, the executive does not earn an annual incentive unless performance exceeds a predetermined "floor" for that measure. The bonus opportunity with respect to a measure is earned if the target is achieved, with performance between the floor and the target resulting in a lower bonus with respect to that performance measure. An amount larger than the bonus opportunity for each performance measure can be earned, up to a specific limit, for exceeding the target for that measure.

        In 2001, our financial performance was, overall, below targeted performance for the incentive plan. Some factors that were beyond our executives' control or were difficult to forecast contributed to the performance shortfall, such as an economic slowdown, delays in customer purchase decisions, and a significant Company restructuring. In recognition of these factors, as well as the achievement of some of our "leading indicators," the Board of Directors authorized a discretionary bonus payment ranging from 4% to 10% of base salary for named executive officers. Additionally, for group or regional executives, their bonus payment may reflect achievement of group or regional financial results.

        Performance Accelerated Restricted Stock Units.    Performance Accelerated Restricted Stock Units, or PARS, provide a long-term incentive opportunity for our key executives based on achievement of pre-established goals. Under this program, we grant a matching PARS award equal in value to the annual incentive award earned by the executive. In addition, through this program we enable executives to increase their stock ownership based on performance, which creates momentum toward achievement of the stock ownership guidelines adopted by our Board of Directors while assisting in executive retention. In determining the size of PARS awarded, the Committee considers some or all of the following factors: current stock ownership, current equity incentive participation, competitive positioning of the executive's pay, and impact on the long-term growth of the Company. In 2001, select senior officers received a grant of PARS, including Messrs. Yetter and Napoleon.

        Stock Options.    We use stock options as our primary long-term incentive mechanism because options reward executives to the extent that the market value of the underlying shares, and hence stockholder value, has increased. Factors considered, although not weighted, when we determine senior executive options grants, include:

  •
  competitiveness of total compensation;

  •
  level of responsibility;

  •
  individual performance;

  •
  potential future contributions; and

  •
  reward incentive to sustain the effort required to enhance stockholder value over the long-term.

        We believe this approach effectively aligns executive interests and stockholder interests, reinforces an entrepreneurial mindset, builds a high-performance culture and increases the "at risk" portion of each executive's compensation. This program also helps us to attract and retain high quality personnel in an increasingly competitive employment market. In 2001, all five Named Executive Officers received a stock option award under the program with an exercise price equal to the fair market value of the stock on the date granted.

        Restricted Stock and Restricted Units.    Restricted Stock and Restricted Units may also be granted at the Compensation and Benefits Committee's discretion to executive officers upon hiring, promotion or assignment of additional responsibilities. The use of these grants gives the Compensation and Benefits Committee and management more flexibility than the use of stock options alone in fulfilling its objectives to provide effective reward strategies for key contributors. In other instances, these grants are a useful tool to offset valuable benefits lost by an executive leaving a previous employer to join us. In 2001, none of the executive officers received a grant of restricted stock or restricted units.

        Other Benefits.    We provide a variety of employment benefits to be competitive in attracting and retaining talented executives to work for us. Among the more important are severance benefits provided under our Employee Protection Plan and retention and severance benefits provided in Change-in-Control Agreements entered into with executives.

        The Compensation and Benefits Committee evaluates our compensation policies and procedures with respect to executives on an ongoing basis. Although the Compensation and Benefits Committee believes that current compensation policies have been successful in aligning the financial interests of executive officers with those of our stockholders and with our performance, it continues to examine what modifications, if any, should be implemented to further link executive compensation with both individual and our performance.

        Compensation of the Chief Executive Officer.    In 2001, the Chief Executive Officer was paid a base salary of $550,000 and received a bonus of $41,250. The bonus payment, representing approximately 8% of Mr. Yetter's base salary, was based on the Company's performance, which failed to achieve targeted expectations but reflects the achievement of some of the Company's "leading indicators." The Committee believes the cash compensation paid by SYNAVANT was commensurate with Company's and individual CEO's performance. In addition, in 2001, Mr. Yetter received a stock option award on 100,000 shares of Company stock with an exercise price no less than fair market value of the stock on the date they were granted and a PARS award of 30,420 shares.

        The Committee believes that it is very important to motivate and encourage the Chief Executive Officer to drive financial performance and stock price increases. As such, we believe in setting a competitive pay package with opportunities for pay to increase as Company performance increases. We considered several factors in setting Mr. Yetter's compensation package, including such quantitative factors as increases in revenues, earnings, stock price appreciation, and other financial performance metrics. We also consider qualitative factors, such as leadership and vision, innovativeness, quality, and teamwork. For 2001, we gave considerable weight to Mr. Yetter's performance of leading a young public company after the successful completion of our Spin-Off and overseeing a significant management restructuring.

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits amounts that can be deducted for compensation paid to certain executives to $1,000,000 unless certain requirements are met. No executive officer has received compensation in excess of $1,000,000 and therefore there are no compensation amounts that are nondeductible at present. The Compensation and Benefits Committee will continue to monitor the applicability of Section 162(m) to our compensation program.

        No member of the Compensation and Benefits Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation and Benefits Committee.

        Submitted by the Compensation and Benefits Committee of the Board of Directors.

                      Robert J. Kamerschen (Chairman)
                      Peter H. Fuchs
                      H. Eugene Lockhart

Change-in-Control Agreements

        We have entered into Change-in-Control Agreements with certain of our executives. These provide for severance and other benefits if, following a change in control, the executive's employment terminates in a way adverse to the executive. These agreements cover all executive officers as well as certain other officers and selected key employees.

        Under the Change-in-Control Agreement, an executive commits to remain employed for 180 days following an event that represents a potential change-in-control to maintain stable operations while a change in control proceeds. If a potential change-in-control occurs, we must deposit funds into a "rabbi" trust to fund potential obligations under the agreements. If a Named Executive Officer's employment ends within two years following a change in control either because we terminate him or her without cause or because the executive resigns under circumstances constituting "good reason," the executive will be entitled to:

  •
  payment of target bonus for the year, prorated to reflect the part of the year he or she worked;

  •
  payment of a lump sum severance payment of two to three times the sum of his or her base salary plus annual target bonus for the year. If no target bonus has been determined for the year, the annual bonus actually earned in the preceding year will be used;

  •
  vesting and deemed achievement of target performance and payment for outstanding long-term performance awards, pro rated to reflect the part of the performance period he or she worked;

  •
  payment of an allowance for outplacement expenses;

  •
  life and health insurance benefits for 36 months after termination; and

  •
  certain retiree medical and life benefits commencing at age 55.

        If payments trigger the "golden parachute" excise tax imposed by the U.S. Internal Revenue Code, we will pay an additional "gross-up" amount so that the executive's after-tax benefits are the same as though no excise tax had applied, except that, if reducing the lump-sum severance payment by up to 15% would avoid the excise tax, we will instead reduce the severance payment by the amount just sufficient to avoid the tax. We will reimburse an executive for expenses incurred in enforcing the agreement unless incurred in bad faith.

        Under the agreement, "good reason" means an adverse change in an executive's employment status, compensation or benefits, or a required move to a new work location not otherwise specified in the agreement.

        A "change in control" is defined in the agreement to occur if a person or group becomes a beneficial owner of 20% or more of the combined voting power of our securities, if a majority of our Board of Directors changes in a 24-month period without the specified approval of incumbent directors, if we merge with another entity (unless our outstanding voting securities immediately prior to such merger continue to represent more than 66 2/3% of the combined voting power of the surviving entity) in a way that substantially changes the ownership of existing stockholders, or if we sell substantially all assets or liquidate. In addition, our Board of Directors retains discretion to determine that other events, for example events that have the effect of changing or influencing our control but that do not trigger a change in control under the fixed definition, will be treated as a change in control under the agreements. The agreements contain no limitations on how the Board can exercise this discretion. Our Board intends to exercise this discretion, consistent with the general purposes of the agreements, to encourage executives to continue to serve us at times when changes in ownership might appear to them to pose a threat to their continued employment.

        Under our stock option plans, unvested stock options held by executives and other employees will accelerate and become vested upon a change in control. For this purpose, a "change in control" means the same thing as under the Change-in-Control Agreements.

Employee Protection Plan

        The SYNAVANT Employee Protection Plan (the "EPP") provides severance benefits to employees, including executive officers, other than the covered executives whose employment agreements provide for severance benefits. The EPP generally provides for the payment of severance benefits if employment is terminated by SYNAVANT not for cause. In the event of an eligible termination, the executive will be entitled to salary and benefits continuation for not less than 26 weeks nor more than 104 weeks, determined as follows: 1.5 weeks for each $10,000 of salary plus three weeks for each year of service (limited to 26 weeks if the employee is terminated with less than one year of service). Benefits under the EPP cease at such time as the employee earns or accrues compensation from any new employer or other third party. These benefits do not apply to certain executive officers terminated within two years after a change in control. See "Change-in-Control Agreements."

        In addition to continuation of salary, the EPP provides to eligible terminated employees (i) continued medical, dental and life insurance coverage throughout the salary continuation period, (ii) payment of the annual bonus for the year of termination that would have been paid if employment continued, prorated to reflect the number of months worked during that year, but only if the employee worked for at least six months in that year and only if termination was not due to the employee's unsatisfactory performance and (iii) in certain instances, outplacement services and financial counseling. The Chief Executive Officer retains discretion to increase or decrease EPP benefits for executives and other employees, provided such decision is reported to the Compensation and Benefits Committee of the Board.

Indemnification and Limitation of Liability for Directors and Officers

        The SYNAVANT Amended and Restated Certificate of Incorporation provides that SYNAVANT shall indemnify directors and officers to the fullest extent permitted by the laws of the State of Delaware. The SYNAVANT Amended and Restated Certificate of Incorporation also provides that a director of SYNAVANT shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as the same exists or may hereafter be amended.

        The indemnification rights conferred by the Amended and Restated Certificate of Incorporation of SYNAVANT are not exclusive of any other right to which a person seeking indemnification may otherwise be entitled. SYNAVANT will also provide liability insurance for the directors and officers for certain losses arising from claims or charges made against them, while acting in their capacities as directors or officers.

PROPOSALS REGARDING APPROVAL
OF COMPENSATION PLANS

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") provides, with certain exceptions, that a publicly-held corporation (such as the Company) may not claim a federal income tax deduction for compensation paid to a "covered participant" in excess of $1,000,000 in a taxable year. A "covered participant" is the Chief Executive Officer of the Company and any other officer who is among the four most highly compensated officers (other than the Chief Executive Officer) as reported in the Proxy Statement and employed at year-end.

        The $1,000,000 limit on deductibility does not apply to compensation that meets the requirements for "qualified performance-based compensation" as defined in the applicable Treasury regulations. These requirements include, among other things, that the material terms of the performance goals be disclosed to and approved by stockholders.

        Although the $1,000,000 deduction limitation is not applicable at this time to any of the Named Executives, the Stock Incentive Plan ("SIP") is structured to comply with the requirements imposed by 162(m) of the Code in order to preserve, to the extent practicable, the Company's tax deduction for awards made under the Stock Incentive Plan SIP. In order to ensure that the Company's compensation plans that provide performance-based compensation to senior executives are structured so that the Company is eligible to preserve, to the extent practicable, the Company's tax deductions for compensation paid, the Board of Directors is seeking stockholder approval of two compensation plans. The two plans for which approval is sought are the Company's SIP, which provides for the grant of stock options and other equity-based awards, and the Company's Annual Incentive Plan, which provides for the grant of annual and long-term bonuses (the "Plans").

        In order to qualify as performance-based compensation, the compensation paid to covered participants must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to the other requirements for the performance-based exception, stockholders must be advised of, and must approve, the material terms (or change in material terms) of the performance goal under which compensation is to be paid. Material terms include (i) the individuals eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based, and (iii) either the maximum amount of compensation to be paid or the formula used to calculate the amount of compensation if the performance goal is met.

PROPOSAL 2 -APPROVAL OF 2000 STOCK INCENTIVE PLAN

        On August 29, 2000, the Board of Directors adopted the Company's SIP, and IMS HEALTH, the Company's sole stockholder prior to the Spin-Off, approved the SIP on August 29, 2000. For purposes of this proposal, approval of the SIP will be deemed also to include (i) approval of the eligibility of executive officers and other employees to participate in the SIP, (ii) the annual per-person limitations, (iii) the general business criteria upon which performance objectives for performance awards are based and (iv) the grant of incentive stock options pursuant to the SIP.

        The following description of the SIP is qualified in its entirety by the provisions of the SIP, a copy of which is attached as Exhibit B to this Proxy Statement.

Plan Description

        Purpose and Eligibility.    The purpose of the SIP is to aid the Company and its subsidiaries in securing and retaining employees, other service providers and non-employee directors of outstanding ability and to motivate such persons to exert their best efforts on behalf of the Company by providing incentives through the granting of awards. Participants are selected, from time to time, by the Compensation and Benefits Committee ("Compensation Committee"), in its sole discretion, from among those eligible and the Compensation Committee determines, in its sole discretion, the number of shares to be covered by the awards granted to each participant. Awards which may be granted under the SIP include stock options, stock appreciation rights ("SARs") and other stock-based awards. At present, approximately 250 persons are eligible for awards under the SIP, of which approximately 221 persons currently hold awards granted under the SIP.

        Award Limitations.    Subject to adjustment as described below, the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the SIP is 1,600,000 shares plus the number of shares reserved for awards under the Company's Replacement Plan for IMS HEALTH Equity-Based Awards that are not in fact issued or delivered in connection with such awards. In each calendar year during any part of which the SIP is in effect, a participant may be granted awards for up to 750,000 shares plus the amount of the participant's unused annual limit as of the close of the previous year (subject to adjustment as described herein). The number of shares reserved for issuance under the SIP will be adjusted in the event of an adjustment in the capital stock structure of the Company (due to a share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off or similar event) or upon a change in control. On March 1, 2002, the closing sales price of the Common Stock as reported on the Nasdaq National Market was $3.20 per share.

        Administration; Amendment and Termination.    The SIP is administered by the Compensation Committee, which is authorized to interpret the SIP, establish, amend and rescind any rules and regulations relating to the SIP, and make any other determinations that it deems necessary or desirable for the administration of the SIP. The Board of Directors, however, performs the functions of the Compensation Committee for purposes of granting awards under the SIP to non-employee directors (authority with respect to other aspects of non-employee director awards is not exclusive to the Board).

        The SIP and awards may be amended or terminated at any time by the Board of Directors, subject to the following: (i) stockholder approval is required of any SIP amendment if such approval is required by applicable law, rule or regulation and (ii) an amendment or termination of an award may not adversely affect the rights of an award recipient without the recipient's consent.

Awards

        As noted above, the SIP authorizes the granting of stock options, stock appreciation rights and other stock-based awards. A summary of the material terms of each type of award is provided below.

        Options.    The SIP authorizes the grant of non-qualified, incentive or other stock options which are exercisable for shares of Common Stock. The option price at which an option may be exercised is determined by the Compensation Committee at the time of grant but may not be less than 100% of the fair market value of the shares on the date of grant. The Compensation Committee may require a participant to pay a portion of the option price at the time of grant with the remainder of the option price payable upon exercise of the option. Options granted under the SIP are exercisable at such time and upon such terms and conditions as determined by the Compensation Committee although no option may be exercisable more than ten years from the date of grant. Unless otherwise determined by the Compensation Committee, the option price for options shall be paid to the Company in full not later than the time of exercise (i) in cash, (ii) in shares having a fair market value equal to the aggregate unpaid option price for the shares being purchased and satisfying such other requirements as may be imposed by the Compensation Committee, (iii) partly in cash and partly in such shares or (iv) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate option price for the shares being purchased.

        The Compensation Committee may determine that shares of Common Stock issued upon exercise of an option may be subject to limitations on transferability, risks of forfeiture, deferral of delivery, or such other terms and conditions as the Compensation Committee may impose. Options are subject to certain restrictions on exercise if the participant terminates employment or service.

        Stock Appreciation Rights.    Under the terms of the SIP, SARs may be granted independently of an option or in connection with an option. The exercise price per share of a SAR is determined by the Compensation Committee and cannot be less than the greater of (i) the fair market value of a share on the date the SAR is granted or in the case of an SAR granted in conjunction with an option the option price of the related option and (ii) an amount permitted by applicable laws, rules, by-laws or policies or regulatory authorities or stock exchanges. SARs granted independent of an option shall entitle a participant, upon exercise, to an amount equal to (i) the excess of (A) the fair market value on the exercise date of one share over (B) the exercise price per share, times (ii) the number of shares covered by the SAR. Each SAR granted in conjunction with an option entitles a participant to surrender to the Company the unexercised option and to receive from the Company an amount equal to (i) the excess of (A) the fair market value on the exercise date of one share over (B) the option price per share, times (ii) the number of shares covered by the option which is surrendered. The Compensation Committee may impose, in its discretion, such conditions upon the exercisability or transferability of SARs as it may deem fit. Additionally, the Compensation Committee may grant limited SARs that are exercisable upon the occurrence of specified contingent events.

        Other Stock-Based Awards.    The Compensation Committee may grant awards of shares, awards of restricted shares and restricted share units and awards that are valued in whole or in part by reference to, or are otherwise based on, shares or factors which influence the value of shares. These awards are in such form and dependent on such conditions as the Compensation Committee determines. Subject to the provisions of the SIP, the Compensation Committee has authority to determine to whom and when other stock-based awards will be made; the number of shares to be awarded under (or otherwise related to) such other stock-based awards; whether they should be settled in cash, shares or a combination of cash and shares; and all other terms and conditions of such awards (including the vesting provisions).

Change in Control

        The SIP provides that the Compensation Committee may, in its sole discretion and without liability to any person, determine that, in the event of a "change in control" (as defined in the SIP) an award is subject to such terms and conditions as the Compensation Committee may specify in the award agreement or other agreement or document, which terms and conditions may include, without limitation, (i) the acceleration of an award, (ii) the payment of a cash amount in exchange for the cancellation of an award and/or (iii) the requiring of the issuance of substitute awards that will substantially preserve the value, rights and benefits of any affected awards previously granted under the SIP. Except as otherwise determined by the Compensation Committee, upon a change in control, each option then outstanding automatically becomes fully vested and exercisable, and, in the event of the participant's employment or service to the Company terminates within 36 months after the change in control for any reason other than death, disability, retirement, or termination by the Company for cause, an option that was outstanding at the date of change in control shall remain outstanding for 36 months after such termination (but in no event past the stated expiration date of the option).

Performance Based Compensation

        The SIP limits the maximum amount of awards that may be granted to any employee. In particular, the SIP provides that no participant may be granted awards in any calendar year for more than 750,000 shares of Common Stock plus the amount of the participant's unused annual limit as of the close of the previous year (subject to capital adjustments as described above). If the awards are not valued in a way in which the limitation set forth in the previous sentence would operate as an effective limitation satisfying Section 162(e)(4) of the Code, then the maximum award amount that may be earned by a participant for performance in a calendar year shall be its cash annual limit, which is $5,000,000 plus the amount of its unused cash annual limit as of the close of the previous year. Further, with respect to performance-based awards, the SIP imposes performance objectives, and the performance goals must be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes, (ii) net income, (iii) operating income, (iv) earnings per share, (v) book value per share, (vi) return on stockholders' equity; (vii) return on investment, (viii) return on capital, (ix) improvements in capital structure, (x) expense management, (xi) profitability of an identifiable business unit or product, (xii) maintenance or improvement of profit margins, (xiii) stock price or total stockholder return, (xiv) market share, (xv) revenues or sales, (xvi) costs, (xvii) cash flow, (xviii) working capital, (xix) return on assets, (xx) economic wealth created, (xxi) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures, and execution of pre-approved corporate strategy.

Certain Federal Income Tax Consequences

        The following summary generally describes the principal federal (not state and local) income tax consequences of awards granted under the SIP as of this time. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company. The provisions of the Code, and regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

        Incentive Stock Options.    Incentive stock options granted under the SIP are intended to qualify as incentive stock options under Code Section 422. The grant and exercise of an incentive stock option will generally not result in taxable income to the optionee (with the possible exception of alternative minimum tax liability) if the optionee does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the optionee has continuously been a Company employee from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability). However, the excess of the fair market value of the shares received upon exercise of the incentive stock option over the option price for such shares generally will constitute an item of adjustment in computing the optionee's alternative minimum taxable income for the year of exercise. Thus, certain optionees may increase their federal income tax liability as a result of the exercise of an incentive stock option under the alternative minimum tax rules of the Code.

        The Company generally will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive stock option. Upon the disposition of shares acquired upon exercise of an incentive stock option, the optionee will be taxed on the amount by which the amount realized upon such disposition exceeds the option price, and such amount will be treated as capital gain or loss.

        If the holding period requirements for incentive stock option treatment described above are not met, the optionee will be taxed as if he received compensation in the year of the disposition. The optionee must treat gain realized in the premature disposition as ordinary income to the extent of the lesser of: (1) the fair market value of the stock on the date of exercise minus the option price or (2) the amount realized on disposition of the stock minus the option price. Any gain in excess of these amounts may be treated as capital gain. The Company generally is entitled to deduct, as compensation paid, the amount of ordinary income realized by the optionee.

        Pursuant to the Code and the terms of the SIP, in no event can there first become exercisable by an optionee in any one calendar year incentive stock options granted by the Company with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive stock option granted under the SIP exceeds the foregoing limitation, it will be treated as a nonqualified stock option. In addition, no incentive stock option may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the option price is equal to or exceeds 110% of the fair market value of the stock and the option period does not exceed five years.

        Nonqualified Stock Options.    If an optionee receives a nonqualified stock option, the difference between the fair market value of the stock on the date of exercise and the option price will constitute taxable ordinary income to the optionee on the date of exercise. The Company generally will be entitled to a deduction in the same year in an amount equal to the income taxable to the optionee. The optionee's basis in shares of common stock acquired upon exercise of an option will equal the option price plus the amount of income taxable at the time of exercise. Any subsequent disposition of the stock by the optionee will be taxed as a capital gain or loss to the optionee, and will be long-term capital gain or loss if the optionee has held the stock for more than one year at the time of sale.

        Stock Appreciation Rights.    For federal income tax purposes, the grant of an SAR will not result in taxable income to the holder or a tax deduction to the Company. At the time of exercise of an SAR, the SAR holder will forfeit the right to benefit from any future appreciation of the stock subject to the SAR. Accordingly, taxable income to the SAR holder is deferred until the SAR is exercised. Upon exercise, the amount of cash and fair market value of shares received by the SAR holder, less cash or other consideration paid (if any), is taxed to the SAR holder as ordinary income and the Company will receive a corresponding income tax deduction to the extent the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding.

        Restricted Stock Subject to Restricted Awards.    Similar to SARs, awards for restricted stock will not result in taxable income to the employee or a tax deduction to the Company for federal income tax purposes, unless the restrictions on the stock do not present a substantial risk of forfeiture as defined under Section 83 of the Code. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the recipient's ordinary income as compensation, except that, in the case of restricted stock issued at the beginning of the restriction period, the recipient may elect to include in his ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid therefor. The Company will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.

        Restricted Units and Stock-Based Awards Other Than Restricted Stock.    The federal income tax consequences of the award of restricted units and other stock-based awards other than restricted stock will depend on the conditions of the award. Generally, the transfer of cash or property will result in ordinary income to the recipient and a tax deduction to the Company. If the property transferred is subject to a substantial risk of forfeiture, as defined under Section 83 of the Code (for example, because receipt of the property is conditioned upon the performance of substantial future services), the taxable event is deferred until the substantial risk of forfeiture lapses. However, the recipient may generally elect to accelerate the taxable event to the date of transfer, even if the property is subject to a substantial risk of forfeiture. If this election is made, subsequent appreciation is not taxed until the property is sold or exchanged (and the lapse of the forfeiture restriction does not create a taxable event). Generally, any deduction to the Company occurs only when ordinary income in respect of an award is recognized by the employee (and then the deduction is subject to reasonable compensation and reporting requirements). In light of the fact such awards will be subject to such conditions as may be determined by the Compensation Committee, the federal income tax consequences to the recipient and to the Company will depend on the specific conditions of the award.

        The Board of Directors recommends a vote FOR approval of the Stock Incentive Plan.

PROPOSAL 3 -APPROVAL OF ANNUAL INCENTIVE PLAN

        On August 29, 2000, the Board of Directors adopted the Company's Annual Incentive Plan (the "AIP"). The stockholders are being asked to approve the AIP so that awards granted under the AIP may qualify as performance-based compensation under Section 162(m) of the Code. Approval of the AIP will be deemed also to include: (i) approval of the eligibility of executive officers and other employees to participate in the AIP, (ii) the annual per-person limitations and (iii) the general business criteria upon which performance objectives for performance awards are based. The following description is qualified in its entirety by the provisions of the AIP, a copy of which is attached as Exhibit C to this Proxy Statement.

Plan Description

        Purpose.    The purpose of the AIP is to advance the interests of the Company and its stockholders by providing a program that can help attract and retain employees of the Company and its subsidiaries who contribute to its growth and profitability by providing incentives in the form of periodic cash bonus awards to such employees, thereby motivating such employees to attain performance objectives established under the AIP. The AIP also is intended to enable the Company to preserve, to the extent practicable, the tax deductibility of certain awards under Section 162(m) of the Code.

        Administration.    The AIP is administered by the Compensation Committee. Subject to the terms of the AIP, the Compensation Committee has the authority to select the employees to be granted awards under the AIP, determine the size and terms of an award, modify the terms of any award that has been granted (except for any modification that would increase the amount of the award payable to a covered participant), determine the time when awards will be made and the performance period to which they relate, to establish performance objectives in respect of such performance periods and to certify that such performance objectives were attained.

Eligibility.

        The Compensation Committee will select participants from among employees of the Company and any of its subsidiaries whose performance may positively effect the results of the operations of the Company or any of its subsidiaries. At present, approximately 250 persons are eligible for awards under the AIP, of which approximately 250 persons currently hold awards granted under the AIP.

        Performance Objectives.    The amount of any incentive compensation earned by a participant in a performance period generally will be determined based on the attainment of written performance objectives approved by the Compensation Committee while the outcome for that performance period is substantially uncertain and no more than 90 days after the commencement of the performance period to which the performance objective relates or, if less than 90 days, the number of days which is equal to 25% of the relevant performance period. The objective performance goals shall be based on one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on stockholders' equity; (vii) return on investment; (viii) return on capital; (ix) improvements in capital structure; (x) expense management; (xi) profitability of an identifiable business unit or product; (xii) maintenance or improvement of profit margins; (xiii) stock price costs; (xiv) cash flow; (xv) working capital; (xvi) return on assets; (xvii) economic wealth created, and (xviii) strategic business criteria consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures and execution of pre-approved corporate strategy. The performance objectives may be calculated without regard to extraordinary items, except as may be limited under Section 162(m) in the case of a covered participant.

        Maximum Award Limit.    The maximum amount that may be earned by a participant with respect to a fiscal year of the Company shall equal $5,000,000 plus the amount of the participant's unused annual limit as of the close of the previous year.

        Payment.    Following the completion of a performance period, the Compensation Committee determines whether the applicable performance objectives and other requirements to payment of the award have been met and, if they have, to so certify and ascertain the amount of the applicable award. The amount of the award actually paid to a participant may be less or, with respect to participants who are not covered participants, more than the amount determined by the applicable performance goal formula, at the discretion of the Compensation Committee.

        Termination of Employment and Other Events.    The Compensation Committee specifies the circumstances in which awards are paid or forfeited in the event of termination of employment by the participant or other event prior to the end of a performance period or settlement of such awards. Unless otherwise determined by the Compensation Committee, if a participant dies, retires, is assigned to a different position, is granted a leave of absence, or if the participant's employment is otherwise terminated (except for cause by the Company) during a performance period, a pro rata share of the participant's award based on the period of actual participation may, at the Compensation Committee's discretion, be paid to the participant after the end of the performance period if it would have become earned and payable had the participant's employment status not changed.

        Amendment and Termination.    The Board may amend, alter or discontinue the AIP, but no amendment, alteration or discontinuation may materially impair the rights under any award granted to a participant without his or her consent. The Compensation Committee may, however, amend the AIP to permit the granting of awards that meet the requirements of Section 162(m) of the Code.

        Change in Control.    The AIP provides that in the event of a "change in control" (as defined in the AIP), the Compensation Committee in its sole discretion may take such actions, if any, deemed necessary or desirable with respect to any award, including, without limitation, (a) the acceleration of an award, (b) the payment of a cash amount in exchange for the cancellation of an award and/or (c) the requiring of the issuance of substitute awards that will substantially preserve the value, rights and benefits of any affected awards previously granted under the AIP. The Compensation Committee may not, however, exercise any discretion to reduce the amount payable in respect of any award relating to a performance period which ended prior to the date of the change in control but which award had not been paid out at the time of the change in control and the awards shall be paid out entirely in cash as promptly as practicable following the change in control.

        The Board of Directors recommends a vote FOR approval of the Annual Incentive Plan.

PROPOSAL 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors has appointed PricewaterhouseCoopers LLP, independent auditors, to audit our financial statements for the fiscal year ending December 31, 2002 and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board will reconsider its appointment.

        We expect one or more representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire to do so and to respond to appropriate questions.

        AUDIT FEES. During the fiscal year ended December 31, 2001, the aggregate fees billed by PricewaterhouseCoopers LLP for the audit of the Company's consolidated financial statements for such fiscal year and for the limited reviews of the Company's unaudited interim financial statements were approximately $380,000 of which $202,000 has been billed through December 31, 2001.

        FINANCIAL INFORMATION SYSTEMS FEES. During the year ended December 31, 2001, PricewaterhouseCoopers LLP rendered no professional services to the Company in connection with the design and implementation of financial information systems.

        ALL OTHER FEES. In addition to the fees described above, aggregate fees of $527,000 were billed by PricewaterhouseCoopers LLP during the year ended December 31, 2001, primarily for the following professional services:

Audit-related services (a)	$173,000
Income tax compliance and related tax services	$329,000
Other (b)	$25,000

(a)
Audit related fees include fees for audits of the Company's financial statements of certain international statutory entities and international employee benefit plans audits.

(b)
Fees relate to advisory services performed at certain international locations.

        The Board of Directors recommends a vote FOR ratification of selection of independent auditors.

AUDIT COMMITTEE REPORT

        In accordance with its written charter adopted by the Board of Directors, a copy of which is attached as Exhibit A, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. The Audit Committee recommends to the Board of Directors, subject to stockholder approval, the selection of our independent accountants.

        Management is responsible for our internal controls. Our independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to our financial reporting and reviews the results and scope of the audit and other services provided by our independent auditors.

        In this context, the Audit Committee has met and held discussions with management and our independent auditors. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with U.S. Generally Accepted Accounting Principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and our independent auditors. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        Our independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence.

        Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

        Submitted by the Audit Committee of the Board of Directors:

                      Barry L. Williams (Chairman)
                      Peter H. Fuchs
                      Mary A. Madden

        Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation and Benefits Committee Report on Executive Compensation, the Audit Committee Report and the Stockholder Return Performance Graph shall not be incorporated by reference into any such filings.

CERTAIN TRANSACTIONS

        There were no transactions during 2001 to which SYNAVANT was a party, in which the amount involved exceeded $60,000 and in which any Director or executive officer of SYNAVANT, any 5% stockholder, or any member of the immediate family of any of those persons were involved.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our Directors, executive officers and persons who own more than 10% of our outstanding Common Stock to file with the Securities and Exchange Commission reports of their ownership and changes in ownership of our Common Stock held by such persons. Officers, Directors and stockholders owning more than 10% of our Common Stock are also required to furnish us with copies of all forms they file under this provision. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, all Section 16(a) filing requirements applicable to our officers, Directors and principal stockholders were met during 2001.

GENERAL INFORMATION

Stockholder Proposals for 2003 Annual Meeting

        In order to be considered for inclusion in the Proxy Statement and Proxy to be used in connection with our 2003 Annual Meeting of Stockholders, stockholder proposals must be received by our Secretary no later than December 4, 2002.

        Our bylaws contain procedures that stockholders must follow in order to present business at an annual or special meeting of stockholders. A stockholder may obtain a copy of these procedures from our Secretary. In addition to other applicable requirements, for business to be properly brought before the 2003 Annual Meeting, a stockholder must have given timely notice of the matter to be presented at the meeting in a proper written form to our Secretary. To be timely, the Secretary must receive the notice at our principal offices not less than seventy nor more than ninety days prior to the anniversary date of the Annual Meeting. In the case where an annual meeting is advanced by more than twenty days, or delayed by more than seventy days of the anniversary date of the immediately preceding annual meeting of stockholders, the Secretary must receive notice not earlier than the ninetieth day and not later than the close of business on the later of the seventieth day prior to such Annual Meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Only stockholder proposals that are presented in accordance with established procedures will be eligible for consideration at a meeting. Accordingly, in order for a stockholder to give timely notice of his intent to submit a proposal (not intended to be included in our proxy statement) at our 2003 Annual Meeting, the proposal must be received after January 30, 2003 and not later than February 19, 2003.

Financial Information

        Detailed financial information regarding SYNAVANT is included in our Annual Report on Form 10-K that is being mailed to our stockholders together with the Annual Report and this Proxy Statement.

Form 10-K

        Our Annual Report on Form 10-K for the fiscal year ended December 31, 2001, that was filed with the Securities and Exchange Commission, is included in the Annual Report. Copies are also available to stockholders who make written request therefor to us at 3445 Peachtree Road, NE, Suite 1400,

Atlanta, Georgia 30326, Attention: Vincent J. Napoleon. Copies of exhibits and documents filed with that report or referenced therein will be furnished to stockholders of record upon request.

Solicitations of Proxies

        We will pay the cost of soliciting Proxies. This solicitation is being made by mail, but may also be made by telephone or in person by our officers and employees. We will reimburse brokerage firms, nominees, custodians, and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners.

OTHER MATTERS

        Our management is not aware of any other matter to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement. However, should any other matter requiring a vote of the stockholders arise, the representatives named on the accompanying Proxy will vote in accordance with their best judgment as to the interest of the Company and stockholders.

                      By Order of The Board of Directors

                      Wayne P. Yetter
                       Chairman of the Board of Directors
                      and Chief Executive Officer

EXHIBIT A

SYNAVANT INC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I.    PURPOSE

        The Audit Committee shall provide assistance to the Board of Directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. The Audit Committee's primary duties and responsibilities are to:

  •
  Oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Corporation.
  •
  Oversee that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Corporation.
  •
  Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

        The function of the Audit Committee is oversight. The management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out proper audits and reviews, including reviews of the Corporation's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q with the Securities and Exchange Commission (the "SEC"). The independent accountants are ultimately accountable to the Board of Directors and the Audit Committee. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Corporation and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

        The Audit Committee will fulfill its responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II.    COMPOSITION

        The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall not be an officer or employee of the Company or its subsidiaries, shall not have any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and shall otherwise satisfy the applicable membership requirements under the rules of the National Association of Securities Dealers, Inc., and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the

Audit Committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise, or shall otherwise satisfy the applicable membership requirements under the rules of the Nasdaq National Market System, Inc., as such requirements are interpreted by the Board of Directors in its business judgement.

        The members of the Audit Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board of Directors or until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board of Directors, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III.    MEETINGS

        The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the individual in charge of the internal auditing function of the Corporation and the independent accountants, respectively, to discuss any matters that the Audit Committee or each of these groups believes should be discussed in private. In addition, the Audit Committee, its Chairperson or any other committee member designated by the Chairperson should meet with the independent accountants and management quarterly, prior to the filing of the Corporation's quarterly report on Form 10-Q with the SEC, to review the Corporation's financial results consistent with Section IV.3 below.

IV.    RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Audit Committee shall:

  Documents, Reports and Review

1.
Review and reassess, at least annually, the adequacy of this Charter. Make recommendations to the Board of Directors, as conditions dictate, to update this Charter.
2.
Review with management and the independent accountants the Corporation's annual audited financial statements. Discuss with the independent accountants matters required to be discussed by the Statements of Auditing Standards. Based on these reviews and discussions (and those in Sections IV.7 and .8), the Audit Committee shall determine whether to recommend to the Board of Directors that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.
3.
Review with management and the independent accountants the interim financial statements prior to the filing of the Corporation's quarterly report on Form 10-Q. The Chairperson of the Audit Committee, or any other member of the Audit Committee designated by the Chairperson, may represent the entire Audit Committee for purposes of this review.

  Independent Accountants

4.
Review the performance of the independent accountants and make recommendations to the Board of Directors regarding the reappointment or termination of the independent accountants. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants.
5.
Oversee independence of the accountants by:
•
ensuring that the Audit Committee receives from the accountants, on at least an annual basis, a formal written statement delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard 1 ("ISB No. 1");

  •
  reviewing and actively discussing with the Board of Directors, if necessary, and the accountants, on a periodic basis, any disclosed relationships or services between the accountants and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the accountants; and
  •
  recommending, if necessary, that the Board of Directors take certain action to satisfy itself of the accountants' independence.

  Internal Control and Financial Reporting Process

6.
In conjunction with the independent accountants and the internal auditing function, review the integrity of the Corporation's financial reporting processes to ensure that such processes are sufficient to prepare adequate and timely financial statements in accordance with generally accepted accounting principles.
7.
Advise management, the individual in charge of the internal auditing function and the independent accountants that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices, including major changes to the Corporation's accounting principles and practices proposed by management, the impact of proposed standards by the accounting profession and management's recommendation as to its adoption of the financial statements or any significant changes in auditing standards or audit scope applicable to the independent accountants' audit.
8.
Meet with management, the individual in charge of the internal auditing function and the independent accountants:
•
to discuss the scope of the annual audit;
•
to review the form of opinion the independent accountants propose to render to the Board of Directors and shareholders;
•
to inquire about material financial risks and significant judgments made in management's preparation of the financial statements; and
•
any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of the work or access to required information.
9.
Review and resolve any significant disagreement among management and the independent accountants or the internal auditing function.

  Legal Compliance/General

10.
Review with the Corporation's counsel any legal matter that could have a significant impact on the Corporation's financial statements.
11.
Report the results of any and all meetings of the Audit Committee through its Chairperson to the full Board of Directors.
12.
Maintain minutes or other records of meetings and activities, including interim result discussions of the Audit Committee.
13.
Prepare and resolve any report, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Corporation's annual proxy statement.

V.    RESOURCES AND AUTHORITY

        The Audit Committee shall have the resources and authority appropriate to discharge its responsibility, including the authority to engage independent accountants for special audits, reviews or other procedures and to retain special counsel and other experts or consultants.

EXHIBIT B

SYNAVANT Inc.

2000 STOCK INCENTIVE PLAN

1.    Purpose of the Plan

        The purpose of the Plan is to aid the Company and its Subsidiaries in securing and retaining employees, other service providers and directors of outstanding ability and to motivate such persons to exert their best efforts on behalf of the Company and its Subsidiaries by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such persons will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

2.    Definitions

        The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

        (a)    Act: The Securities Exchange Act of 1934, as amended. References to any provision of the Act or rule there under shall include any successor provision or rule.

        (b)    Annual Limit: The limitation on the amount of certain Awards intended to qualify as "performance-based compensation" that may be granted to a given Participant each year.

        (c)    Award: An Option, Stock Appreciation Right or Other Stock-Based Award granted pursuant to the Plan.

        (d)    Beneficial Owner: As such term is defined in Rule 13d-3 under the Act.

        (e)    Board: The Board of Directors of the Company.

        (f)    Cause. Unless otherwise specified by the Committee, "Cause" shall mean a Participant's termination on account of (i) the Participant's willful and continued failure to substantially perform his or her duties with the Company or a Subsidiary (other than any such failure resulting from incapacity due to physical or mental illness or disability or any failure after the issuance of a Notice of Termination by Participant for Good Reason) which failure is demonstrably damaging to the financial condition or reputation of the Company and/or its Subsidiaries, or (ii) the Participant's willful engaging in conduct which is demonstrably injurious to the Company, monetarily or otherwise.

        (g)    Change in Control: The occurrence of any of the following events after the Spinoff Date:

    (i)
    any Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then-outstanding securities.

    (ii)
    during any period of twenty-four months or less (not including any period prior to the Spinoff Date), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2(g)(i), (iii) or (iv) of the Plan, (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or (C) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's securities) whose election by the Board or nomination for election by the Company's stockholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or who were new directors (subject to the exclusions set forth above in this Section 2(g)(ii)) whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

    (iii)
    the stockholders of the Company approve any transaction or series of transactions under which the Company is merged or consolidated with any other company, other than a merger or consolidation (A) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and (B) after which no Person holds 20% or more of the combined voting power of the then-outstanding securities of the Company (if it is the surviving parent) or such surviving entity; provided, however, that, if consummation of the corporate transaction referred to in this Section 2(g)(iii) is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency or approval of the stockholders of another entity or other material contingency, no Change in Control shall occur until such time as such consent and approval has been obtained and any other material contingency has been satisfied;

    (iv)
    the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; provided, however, that, if consummation of the transaction referred to in this Section 2(e)(iv) is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency or approval of the stockholders of another entity or other material contingency, no Change in Control shall occur until such time as such consent and approval has been obtained and any other material contingency has been satisfied; or

    (v)
    the Board determines that a Change in Control shall be deemed to have occurred for purposes of the Plan, provided that the Board may impose limitations on the effects of a Change in Control on any Award or otherwise if the Change in Control has occurred under this Section 2(g)(v) and not under other subsections of this Section 2(g).

        (h)    Code: The Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation thereunder shall include any successor provision or regulation.

        (i)    Committee: A committee of two or more directors designated by the Board to administer the Plan; provided, however, that, directors appointed or serving as members of a Board committee designated as the Committee shall not be employees of the Company or any Subsidiary. In appointing members of the Committee, the Board will consider whether a member is or will be a Qualified Member, but such members are not required to be Qualified Members at the time of appointment or during their term of service on the Committee. The full Board may perform any function of the Committee hereunder, in which case the term "Committee" shall refer to the Board. Upon effectiveness of the Plan, the Board shall perform all functions of the Committee hereunder until the

Board has appointed a Compensation and Benefits Committee of the Board, at which time the Compensation and Benefits Committee shall be designated initially as the Committee hereunder.

        (j)    Company: SYNAVANT Inc., a Delaware corporation.

        (k)    Disability: Inability of a Participant to perform the services for the Company and its Subsidiaries required by his or her employment with or service to the Company due to any medically determinable physical and/or mental incapacity or disability which is permanent. The determination whether a Participant has suffered a Disability shall be made by the Committee based upon such evidence as it deems necessary and appropriate. A Participant shall not be considered to have a Disability unless he or she furnishes such medical or other evidence of the existence of the Disability as the Committee, in its sole discretion, may require.

        (l)    Effective Date: The date on which the Plan takes effect, as specified in Section 12(j) of the Plan.

        (m)    Fair Market Value: With respect to Shares, unless otherwise determined by the Committee, on a given date, the arithmetic mean of the high and low sales prices of Shares as reported for such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or on the automated quotation system on such shares are designated for trading, or, if there is no reported sale for that date, for the latest preceding date on which there was a reported sale.

        (n)    LSAR: A limited stock appreciation right granted pursuant to Section 7(d) of the Plan.

        (o)    Other Stock-Based Awards: Awards granted pursuant to Section 8 of the Plan, including restricted Shares, restricted Share units, and deferred stock.

        (p)    Option: A stock option granted pursuant to Section 6 of the Plan.

        (q)    Option Price: The purchase price per Share of an Option, as determined pursuant to Section 6(a) of the Plan.

        (r)    Participant: An individual who is selected by the Committee to participate in the Plan pursuant to Section 5 of the Plan.

        (s)    Performance-Based Awards: Other Stock-Based Awards granted with terms as set forth in Section 8(b) of the Plan.

        (t)    Person: As such term is used for purposes of Section 13(d) or 14(d) of the Act.

        (u)    Plan: The 2000 Stock Incentive Plan.

        (v)    Qualified Member: A member of the Committee who is a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) and an "outside director" within the meaning of Treasury Regulation 1.162-27 under Code Section 162(m).

        (w)    Retirement: In the case of an employee, termination of employment with the Company or a Subsidiary after such Participant has attained age 65 or age 55 and 15 years of service with the Company, other than a termination by the Company or a subsidiary for cause. In the case of a non-employee director, termination of service after such Participant has attained age 70 or at an earlier age if the director has served the Company as such for at least six years. The foregoing notwithstanding, the Committee may modify this definition in any Award agreement or determine in its discretion that any other termination shall be deemed a Retirement for purposes of the Plan.

        (x)    Shares: Shares of common stock, par value $0.01 per Share, of the Company.

        (y)    Spinoff Date: The date on which the Shares that are owned by IMS Health Incorporated become distributable to the holders of record of shares of IMS Health Incorporated.

        (z)    Stock Appreciation Right: A stock appreciation right granted pursuant to Section 7 of the Plan.

        (aa)    Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code, and any other business entity (whether or not a corporation) that is controlled, directly or indirectly, by the Company.

3.    Shares Subject to the Plan

  (a)
  Aggregate Share Limitations. Subject to adjustment as provided in Section 9(a), the total number of Shares which may be issued and/or delivered under the Plan is 1,600,000 plus the number of Shares reserved for awards under the SYNAVANT Inc. Replacement Plan for IMS Health Equity-Based Awards (the "Replacement Plan") that are not in fact issued or delivered in connection with such awards. The foregoing notwithstanding, the maximum number of shares issuable or deliverable in connection with incentive stock options shall be 1,600,000, subject to adjustment as provided in Section 9(a). The Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. Shares subject to an Award under the Plan that is canceled, expired, forfeited, settled in cash, or otherwise terminated without a delivery of Shares to the Participant, including the number of Shares withheld or surrendered in payment of any exercise or purchase price of an Award or taxes relating to an Award, will become available for Awards under the Plan, and Shares shall be counted as issued or delivered under the Replacement Plan in a manner consistent with the counting of Shares under this Section 3. In addition, in the case of any Award granted in substitution for awards of a company or business acquired by the Company

  (b)
  or a Subsidiary, Shares issued or issuable in connection with such substitute Award shall not be counted against the number of Shares reserved under the Plan (other than the incentive stock option limitation, if applicable), but shall be deemed to be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business.

  (b)
  Annual Per-Person Limitations. In each calendar year during any part of which the Plan is in effect, a Participant may be granted Awards under each of Section 6, Section 7, and Section 8(b) relating to up to the Participant's Annual Limit (such Annual Limit to apply separately to each Section). A Participant's Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal 750,000 shares plus the amount of the Participant's unused Annual Limit as of the close of the previous year, subject to adjustment as provided in Section 9(a). In the case of a Performance-Based Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying Treasury Regulation 1.162-27(e)(4), the maximum amount of a Performance-Based Award that may be earned by a Participant for performance in a calendar year shall be the Participant's cash Annual Limit, which for this purpose shall be $5,000,000 plus the amount of the Participant's unused cash Annual Limit as of the close of the previous year. For purposes of this Section 3(b), (i) "earning" means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition; and (ii) a Participant's Annual Limit is used if it may be potentially earned or paid under an Award, regardless of whether it is in fact earned or paid.

        Note:    Share figures in this Section 3 reflect the 1-for 20 reverse split of the Company's stock effected at the Spinoff Date.

4.    Administration

  (a)
  Authority of the Committee. The Plan shall be administered by the Committee. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee may, in its discretion, grant Awards either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business

  (b)
  entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. The foregoing notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to non-employee directors (authority with respect to other aspects of non-employee director awards is not exclusive to the Board, however).

  (b)
  Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, (i) any action of the Committee relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members (or as otherwise may be permitted under Code Section 162(m) and regulations thereunder), and (ii) any action relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company may be taken either by such a subcommittee or by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed of two or more Qualified Members, or in any other manner which will ensure that such action will not result in short-swing profit liability on the part of such Participant. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary or affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. In the event of any such delegation, references herein to the "Committee" shall include any delegee, unless the context otherwise.

  (c)
  Limitation of Liability. The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a Subsidiary or affiliate, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

  (d)
  Limitation on Repricing. Without the prior approval of the Company's stockholders, Awards will not be modified in a transaction that constitutes "repricing" within the meaning of Interpretation 44 triggering variable accounting under APB 25.

5.    Eligibility

        Employees of the Company and its Subsidiaries, other persons who provide substantial services to the Company and its Subsidiaries, and non-employee directors of the Company are eligible to be granted Awards. In addition, any person who has been offered employment by the Company or a Subsidiary is eligible to be granted Awards, provided that no such person may receive any payment or exercise any right relating to an Award until such person has commenced such employment. Participants shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of Shares to be covered by the Awards granted to each Participant. No person other than an employee of the Company or a subsidiary as defined in Section 424(f) of the Code shall be granted an incentive stock option.

6.    Terms and Conditions of Options

        Options granted under the Plan shall be, as determined by the Committee, non-qualified, incentive or other stock options for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

        (a)    Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Shares on the date an Option is granted. The Committee may require the Participant to pay a portion of the Option Price at the time of grant of the option, with the remainder of the Option Price payable upon exercise of the Option. Such prepayment of the Option Price shall be non-refundable except to the extent set forth in a Participant's original option agreement.

        (b)    Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted.

        (c)    Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement (subject to Section 11(b)), an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, (A) the date payment is received by the Company pursuant to clauses (i), (ii) or (iii) in the following sentence, or (B) the date of sale by a broker of all or a portion of the Shares being purchased pursuant to clause (iv) in the following sentence. Unless otherwise determined by the Committee, the Option Price for the Shares as to which an Option is exercised shall be paid to the Company in full not later than the time of exercise at the election of the Participant (i) in cash (including by check), (ii) in Shares having a Fair Market Value equal to the aggregate unpaid Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee (for this purpose, Shares that were acquired by exercise of an option or otherwise under a Company plan within the previous six months, which are not deemed to be "mature" shares for purposes of APB 25, may not be tendered as payment of the exercise price, unless specifically approved by the Committee), (iii) partly in cash and partly in such Shares, (iv) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being purchased, (v) or by such other means as may then be permitted by the Committee. No

Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

        (d)    Restrictions on Options and Shares Issued Upon Exercise; Other Conditions. If and to the extent so determined by the Committee, an Option and Shares issued upon exercise of an Option may be subject to limitations on transferability, risks of forfeiture, deferral of delivery, and such other terms and conditions as the Committee may impose, subject to Section 11(b). Such terms and conditions may include required forfeiture of Options, or gains realized upon exercise thereof for a specified period after exercise, in the event the Participant fails to comply with conditions relating to non-competition, non-disclosure, non-solicitation or non-interference with employees, suppliers, or customers, non-disparagement and other conditions specified by the Committee.

        (e)    Exercisability Upon Termination of Employment or Service by Death or Disability. Except as otherwise provided by the Committee (subject to Section 11(b)), if a Participant's employment with or service to the Company and its Subsidiaries terminates by reason of death or Disability after the date of grant of an Option, (i) the unexercised portion of such Option shall immediately vest in full (i.e., become non-forfeitable) and (ii) such portion may thereafter be exercised during the shorter of (A) the remaining stated term of the Option or (B) five years after the date of death or Disability.

        (f)    Exercisability Upon Termination Due to Retirement. Except as otherwise provided by the Committee (subject to Section 11(b)), if a Participant's employment with or service to the Company and its Subsidiaries terminates by reason of Retirement after the date of grant of an Option, the Participant's unexercised Option may thereafter be exercised only during the period ending at the earlier of five years after such Retirement or the stated expiration date of such Option (the "Post-Retirement Exercise Period"), provided that such Option shall be exercisable during such Post-Retirement Exercise Period only to the extent such Option was exercisable at the time of such Retirement. The foregoing notwithstanding, the Committee may, in its sole discretion, vary these terms, including by accelerating the vesting of the unvested portion of such Option held by a Participant upon such Participant's Retirement so that the Option shall not be forfeited but shall thereafter become exercisable to the extent and at such times as such portion of the Option would have become both vested and exercisable during the Post-Retirement Exercise Period had the Participant's employment or service not been terminated; provided, however, that if a Participant dies within a period of five years after such termination of employment or service, an unexercised Option (to the extent not previously forfeited) may thereafter be exercised, during the shorter of (i) the remaining stated term of the Option or (ii) the period that is the longer of (A) five years after the date of such termination of employment or service or (B) one year after the date of death.

        (g)    Effect of Other Termination. Except as otherwise provided by the Committee (subject to Section 11(b)), (i) if a Participant's employment with or service to the Company and its Subsidiaries terminates for any reason other than death, Disability, Retirement, or by the Company or a Subsidiary for Cause, the Participant's unexercised Option may thereafter be exercised during the period ending 90 days after the date of such termination, but only to the extent such Option was exercisable at the time of such termination, and in no event may such Option be exercised after its stated expiration date; and (ii) if a Participant's employment with or service to the Company and its Subsidiaries is terminated by the Company or a Subsidiary for Cause, the Participant's unexercised Option shall be immediately forfeited. The foregoing notwithstanding, the Committee may, in its sole discretion, vary these terms, including by accelerating the vesting of unvested Options held by a Participant at or before the termination of Participant's employment or service.

7.    Terms and Conditions of Stock Appreciation Rights

        (a)    Grants. The Committee may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award agreement).

        (b)    Terms. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the greater of (i) the Fair Market Value of a Share on the date the Stock Appreciation Right is granted or, in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the Option Price of the related Option and (ii) an amount permitted by applicable laws, rules, by-laws or policies of regulatory authorities or stock exchanges. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. The date a notice of exercise is received by the Company shall be the exercise date. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash, valued at such Fair Market Value, all as shall be determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares subject to an exercisable Option with respect to which the Stock Appreciation Right is being exercised. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.

        (c)    Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit.

        (d)    Limited Stock Appreciation Rights. The Committee may grant LSARs that are exercisable upon the occurrence of specified contingent events. Such LSARs may provide for a different method of determining appreciation, may specify that payment will be made only in cash and may provide that any related Awards are not exercisable while such LSARs are exercisable. Unless the context otherwise requires, whenever the term "Stock Appreciation Right" is used in the Plan, such term shall include LSARs.

8.    Other Stock-Based Awards

        (a)    Generally. The Committee may grant Awards of Shares, Awards of restricted Shares and restricted Share units, and Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or factors which influence the value of Shares ("Other Stock-Based Awards"). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) as an outright bonus or upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan.

Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof). Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 8(a). In addition, the Committee is authorized to grant dividend equivalents to a Participant, entitling the Participant to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, subject to such restrictions on transferability and risks of forfeiture as the Committee may specify.

        (b)    Performance-Based Awards. Notwithstanding anything to the contrary herein, Other Stock-Based Awards under this Section 8 may be granted in a manner which is intended to be deductible by the Company without limitation under Section 162(m) of the Code ("Performance-Based Awards"). To the extent necessary to meet the requirements of Code Section 162(m) and regulations thereunder, the following provisions shall apply: A Participant's Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period. A performance period may extend for one year or less or for a period of more than one year. The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on stockholders' equity; (vii) return on investment; (viii) return on capital; (ix) improvements in capital structure; (x) expense management; (xi) profitability of an identifiable business unit or product; (xii) maintenance or improvement of profit margins; (xiii) stock price or total stockholder return; (xiv) market share; (xv) revenues or sales; (xvi) costs; (xvii) cash flow; (xviii) working capital; (xix) return on assets, (xx) economic wealth created; (xxi) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures, and execution of pre-approved corporate strategy. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its divisions, units, partnerships, joint venturers or minority investments, product lines or products or any combination of the foregoing. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including on an absolute basis, in relation to performance in a prior period, and/or relative to one or more peer group companies or indices, or any combination thereof. In addition, the performance objectives may be calculated without regard to extraordinary items, except as may be limited under Section 162(m). The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 162(m) of the Code, elect to defer payment of a Performance-Based Award.

        (c)    Share Units in Lieu of Directors' Fees. The Board may authorize the grant of Other Stock-Based Awards, in the form of non-forfeitable Share units, in lieu of directors' fees otherwise payable in cash. Such Share units may be granted on a mandatory basis or at the election of the director, and shall be subject to such terms and conditions as may be established by the Board.

9.    Adjustments Upon Certain Events; Change in Control

        Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

        (a)    Generally. In the event of any change in the outstanding Shares after the Spinoff Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange, or any large, special, and non-recurring distribution to Stockholders, the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Option Price, (iii) the number and kind of Shares by which annual per-person Award limitations are measured under Section 3 hereof and/or (iv) any other affected terms of such Awards (including making provision for the payment of cash, other Awards or other property in respect of any outstanding Award). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized to be made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, or Performance-Based Awards granted under Section 8(b) hereof intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder to fail to so qualify.

        (b)    Change in Control. The Committee may, in its sole discretion and without liability to any person, determine that, in the event of a Change in Control, an Award shall be subject to such terms and conditions as the Committee may specify in the Award agreement or other agreement or document, which terms and conditions may include, without limitation, (i) the acceleration of an Award, (ii) the payment of a cash amount in exchange for the cancellation of an Award and/or (iii) the requiring of the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted hereunder. In furtherance of the foregoing, except as otherwise determined by the Committee and specified in the applicable agreement relating to an Option (and subject to Section 11(b)), upon a Change in Control each Option then outstanding shall automatically become fully vested and exercisable, and, in the event of the Participant's employment or service to the Company and its Subsidiaries terminates within 36 months after the Change in Control for any reason other than death, Disability, Retirement, or termination by the Company for cause, an Option that was outstanding at the date of the Change in Control shall remain outstanding for 36 months after such termination (but in no event past the stated expiration date of the Option).

10.  Nontransferability of Awards

        An Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution and, during the lifetime of a Participant, an Award shall be exercisable only by such Participant; except that (i) Awards and related rights shall be transferred to a Participant's beneficiaries upon the death of the Participant, and (ii) Awards and other rights (other than incentive stock options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant, and rights thereunder may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are then permitted by the Committee, subject to any terms and conditions which the Committee may impose thereon (including limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933 specified by the Securities and Exchange Commission). An Award exercisable after the death of a Participant may be exercised by the beneficiaries, legatees, personal representatives or distributees of the Participant.

11.  Amendments or Termination

        (a)    Changes to the Plan. The Board may amend, alter or discontinue the Plan, except that (i) any amendment or alteration shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after the date of such Board action if (x) such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit amendments or alterations to stockholders for approval, or (y) such amendment or alteration would materially increase the number of shares reserved for the purposes of the Plan, materially broaden the class of persons eligible to receive Awards under the Plan or materially increase benefits accruing to Participants in the Plan; (ii) without the consent of a Participant, no amendment or alteration shall materially impair any of the Participant's rights under an Award theretofore granted to such Participant; and (iii) the Committee may amend or alter the Plan in such manner as it deems necessary to permit the granting of Awards meeting requirements of the Code or other applicable laws. Notwithstanding anything to the contrary herein, the Board may not amend, alter or discontinue the provisions relating to Section 9(b) of the Plan after the occurrence of a Change in Control without the consent of any affected Participant.

        (b)    Changes to Outstanding Awards. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan and except that the Committee may not amend or alter an Award theretofore granted if such action would result in an Award having terms that would not have been authorized or permitted for a new grant or Award under the Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award.

12.  Miscellaneous Provisions

        (a)    Tax Withholding. The Committee shall require payment of any amount it may determine to be necessary to withhold for minimum statutory withholding requirements for federal, state, local or other taxes as a result of the exercise or settlement of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such mandatory withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant.

        (b)    Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the grant of any Award, the issuance or delivery of

Shares or payment of other amounts relating to an Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

        (c)    Compliance with Code Section 162(m). The Company intends that Options and SARs granted to Participants who are likely to be "covered employees" as defined under Code Section 162(m) and other Awards designated as Performance-Based Awards to such Participants shall constitute qualified "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee at the time of grant of the Award. Accordingly, the terms of Section 8(b) and other terms used herein shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. If any provision of the Plan or any Award document relating to an Option or Performance-Based Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

        (d)    Certain Limitations Relating to Accounting Treatment of Awards. Other provisions of the Plan notwithstanding, the Committee's authority under the Plan is limited to the extent necessary to ensure that any Option or other Award of a type that the Committee has intended to be subject to fixed accounting with a measurement date at the date of grant or the date performance conditions are satisfied under APB 25 shall not become subject to "variable" accounting solely due to the existence of such authority, unless the Committee specifically determines that the authority shall remain in force and the Award shall be subject to such "variable" accounting. In addition, other provisions of the Plan notwithstanding, (i) if any right under this Plan would cause a transaction to be ineligible for pooling-of-interests accounting that would, but for the right hereunder, be eligible for such accounting treatment, such right shall be automatically adjusted so that pooling-of-interests accounting shall be available, including by substituting Stock or cash having a Fair Market Value equal to any cash or Stock otherwise payable in respect of any right to cash which would cause the transaction to be ineligible for pooling-of-interests accounting, and (ii) if any authority retained with respect to a Change in Control would cause a transaction to be ineligible for pooling-of-interests accounting that would, but for such authority, be eligible for such accounting treatment, such authority shall be limited to the extent necessary so that such transaction would be eligible for pooling-of-interests accounting.

        (e)    No Right to Employment or Service. The granting of an Award under the Plan shall impose no obligation on the Company or any Subsidiary to continue the employment of a Participant or retain the services of a Participant and shall not lessen or affect the Company's or Subsidiary's right to terminate the employment or service of such Participant.

        (f)    Successors and Assigns. The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

        (g)    International Participants. With respect to Participants who reside or work outside the United States of America and either who are not (and who are not expected to be) "covered employees"

within the meaning of Section 162(m) of the Code or who are granted Awards not intended to qualify as "performance-based compensation" under Section 162(m), the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with local laws, regulations, or customs or otherwise to meet the objectives of the Plan, and may, where appropriate, establish one or more sub-plans to reflect such amended provisions.

        (h)    Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor any submission of the Plan, specific Plan terms, or amendments thereto to a vote of stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of awards otherwise than under the Plan, and such other arrangements may be either applicable generally or only in specific cases.

        (i)    Choice of Law. The Plan shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to principles of conflicts of law.

        (j)    Effectiveness and Termination of the Plan. The Plan shall be effective as of the date on which it has been approved by the Board and the stockholder of the Company. The Plan shall terminate at such time as no Shares remain available for Awards under the Plan and the Company has no remaining obligations with respect to outstanding Awards under the Plan.

SYNAVANT Inc.
2000 Stock Incentive Plan

ADDENDUM—JAPAN

1.
Purpose:

        This addendum (the "Japan Addendum") to the SYNAVANT Incorporated 2000 Stock Incentive Plan (the "Plan") sets forth certain rules which, together with the provisions of the Plan, shall govern the implementation and the operation of the Plan with respect to Participants of the Plan in Japan.

        Unless otherwise defined in this Japan Addendum, all capitalized term(s) contained herein shall have the same meaning as defined or contained in the Plan.

2.
Special Provision:

        Notwithstanding the provisions of Section 3 of the Plan titled "Shares Subject To The Plan", the shares subject to the Awards with respect to the Eligible Holders of the Plan in Japan shall consist solely of treasury shares, that is, the shares of Synavant Incorporated already issued and held in the name of Synavant Incorporated.

SYNAVANT Inc.
2000 Stock Incentive Plan

ADDENDUM—SWITZERLAND

1.
Purpose:

        This addendum (the "Switzerland Addendum") to the SYNAVANT Incorporated 2000 Stock Incentive Plan (the "Plan") sets forth certain rules which, together with the provisions of the Plan, shall govern the implementation and the operation of the Plan with respect to Participants of the Plan in Switzerland.

        Unless otherwise defined in this Switzerland Addendum, all capitalized term(s) contained herein shall have the same meaning as defined or contained in the Plan.

2.
Special Provision:

        Notwithstanding the provisions of Section 6 of the Plan titled "Exercisability", the Options granted to Participants in Switzerland shall be exercisable for a period of ten years and six months.

SYNAVANT Inc.
2000 Stock Incentive Plan

ADDENDUM—THE NETHERLANDS

Addendum to the Notice of Grant of Stock Options Under
the SYNAVANT Incorporated 2000 Stock Incentive Plan

        This is to confirm that, pursuant to the SYNAVANT Incorporated 2000 Stock Incentive Plan ("the Plan"), you have been granted an option to purchase [insert number] shares of stock in SYNAVANT Incorporated, as set forth in the attached "Notice of Grant of Stock Options Under the 2000 Stock incentive Plan" (the "Notice"). Such option is subject to all the terms and conditions of the Plan and Notice and to all rules, regulations and interpretations of the Committee administering the Plan unless this Addendum stipulates otherwise.

        Notwithstanding the terms and conditions of the aforementioned Plan and Notice, the following terms and conditions will apply:

1.
The terms set forth below shall have the following meanings:
a)
"Optioned Share" means a share of common stock of the Company that may be acquired by participants based in The Netherlands as a result of the exercise of an option granted under the Plan; and
b)
"Maturity Date or Dates" means, with respect to an Optioned Share, the time or times at which such shares are no longer subject to restrictions as set forth in the Section 4 of this Addendum.
2.
The entire option (100%) shall be exercisable on [insert date of grant] ("Date of Grant") and shall remain exercisable until the fifth anniversary of the Date of Grant.
3.
The exercise price of the option equals the fair market value of the underlying shares at the Date of Grant.
4.
Optioned Shares shall be held by the Company or its delegate in escrow or similar arrangement until the Maturity Date or Dates of such shares. Any dividends paid by the Company on the escrowed Optioned Shares prior to the Maturity Date or Dates also shall be held in escrow, without interest, until such Maturity Date or Dates. The following schedule sets out the Maturity Dates for Optioned Shares:

First anniversary of the Date of Grant	1/3 of the options granted under the Notice
Second anniversary of the Date of Grant	1/3 of the options granted under the Notice
Third anniversary of the Date of Grant	1/3 of the options granted under the Notice
5.
Subject to Clause 6 (d), 6(e) and 6(f) of the Plan, if an individual ceases to be an employee of the Company and all of its subsidiaries for any reason prior to the Maturity Date of any Optioned Shares, then: (a) if the individual is still in possession of such Optioned Shares, such shares shall be resold to the Company for an amount equal to the lesser of (1) the Option Price or (2) the fair market value of the Optioned Shares at the date on which employment is terminated. In addition, all dividends paid on the Optioned Shares held in escrow or similar arrangement shall be repaid to the Company.
6.
Any decision related to the Optioned Shares held in escrow shall be in the sole discretion of the Board of Directors of SYNAVANT Incorporated.
Optionee	SYNAVANT Incorporated

SYNAVANT Inc..
2000 Stock Incentive Plan

SUB-PLAN—FRANCE

RULES OF THE SYNAVANT Inc.
2000 STOCK INCENTIVE PLAN FOR FRENCH EMPLOYEES

Introduction.

        The Board of Directors of SYNAVANT Inc. (the "Company") has established the SYNAVANT Inc. 2000 Stock Incentive Plan (the "U.S. Plan") for the benefit of certain employees of the Company, its parent and subsidiary companies, including its French subsidiaries, listed in Appendix 1 as amended from time to time, (the "Subsidiary" or "Subsidiaries") of which the Company holds directly or indirectly at least 10% of the capital. Sections11(a)(iii) and 12(g) of the U.S. Plan specifically authorizes the Committee to establish rules applicable to options granted under the U.S. Plan (including those in France) as the Committee deems advisable. The Committee has determined that it is advisable to establish a sub-plan for the purposes of permitting such options to qualify for French favorable local tax and social security treatment. The Committee, therefore, intends to establish a sub-plan of the U.S. Plan for the purpose of granting options which qualify for the favorable tax and social security treatment in France applicable to options granted under Sections L 208-1 to L 208-8-2 of the Law no. 66-537 of July 24, 1966, as subsequently amended, to qualifying employees who are resident in France for French tax purposes (the "French Optionees"). The terms of the U.S. Plan, effective as of September 1, 2000 and as set out in Appendix 2 hereto, shall, subject to the modifications in the following rules, constitute the SYNAVANT Inc. 2000 Stock Incentive Plan for French Employees (the "French Plan").

        Under the French Plan, the qualifying employees will be granted only stock options as defined in Section 2 hereunder. The provisions of Section 7 and 8 of the U.S. Plan permitting the issuance of Stock Appreciation Rights and of other Stock Based Awards are not applicable to grants made under the French Plan. In addition, in no case will grants under the French Plan include any other substitute awards, e.g., stock bonuses, cash awards or other similar awards.

Definitions.

        Capitalized terms used in the French Plan shall have the same meanings as set forth in the U.S. Plan.

        In addition, the term "Option" shall have the following meaning:

        A. Purchase stock options that are rights to acquire Common Stock repurchased by the Company prior to the grant of the options; or

        B. Subscription stock options that are rights to subscribe newly issued Common Stock.

        Notwithstanding any provisions in the U.S. Plan to the contrary, for Options granted to French Optionees under the French Plan, no preferred stock in lieu of Common Stock may be issued.

        The term "Grant Date" shall be the date on which the Plan Committee both (a) designates the French Optionee and (b) specifies the terms and conditions of the Option including the number of shares and the Option price.

        The term "Vesting Date" shall mean the date on which a French Optionee's right to all or a portion of an Option granted under the French Plan becomes non-forfeitable. The Vesting Date shall be noted on the Stock Option Agreement entered into with each participant.

        The term "Exercise Date" shall mean the date on which a portion of Optionee's Options becomes exercisable. The Exercise Date shall be the same as the Vesting Date unless otherwise noted in the Stock option Agreement.

Entitlement to Participate.

        Any individual who is a salaried employee or corporate executive of a Subsidiary shall be eligible to receive Options under the French Plan provided that he or she also satisfies the eligibility conditions of Section 5 of the U.S. Plan. Options may not be issued under the French Plan to employees or executives owning more than ten percent (10%) of the Company's share capital or to individuals other than employees and corporate executives of the Subsidiary. Options may not be issued to directors of the Subsidiary, other than managing directors (i.e., Chairman, General Manager, Member of the Directorate), unless they are employed by the Subsidiary.

Conditions of the Option/Option Price.

        Notwithstanding any provision in the U.S. Plan to the contrary, the conditions of the U.S. Plan, of the French Plan and of any Options granted thereunder shall not be modified after the Grant Date, except that the Option price and number of shares may be modified as provided under Section 8 of the French Plan.

        The Options will vest pursuant to the terms and conditions set forth in the Stock Option Agreement. However, such vesting and exercisability of the Option may be modified as provided in Section 5 of the French Plan.

        The Option Price per Share of Common stock payable pursuant to Options issued hereunder shall be fixed by the Board or the Committee on the date the Option is granted, under the following rules:

        The Option price payable pursuant to Options issued hereunder shall be fixed by the Committee on the date the Option is granted, but in no event shall the Option price per share be less than the greater of:

        A. with respect to purchase Options over Common Stock, the higher of either 80% of the average quotation price of such Common Stock during the 20 days of quotation immediately preceding the Grant Date or 80% of the average purchase price paid for such Common Stock by the Company;

        B. with respect to subscription Options over the Common Stock, 80% of the average quotation price of such Common Stock during the 20 days of quotation immediately preceding the Grant Date; and

        C. the minimum Option price permitted under the U.S. Plan.

Exercise of an Option.

        The Options will become vested on the Vesting Date as defined under Section 2 above. However, notwithstanding the above, special provisions apply in the event of termination of employment due to death and disability (as defined hereunder) as follows:

        In the event of the death of a French Optionee, outstanding Options shall be immediately vested and exercisable under the conditions set forth in Section 9 of the French Plan.

        Notwithstanding any provisions in the U.S. Plan to the contrary, shares issued upon exercise of an Option shall be issued in the name of the French Optionee only, except in the event of death as referred to under Section 9 of the French Plan.

        Notwithstanding any provisions in the U.S. Plan to the contrary, upon exercise of an Option, the full Option price will be paid either in cash, by check or by credit transfer, exclusive of any other method of payment. Under a cashless exercise program, the French Optionee may give irrevocable instructions to a stock broker to properly deliver the Option price to the Company. Notwithstanding any provisions in the U.S. Plan to the contrary, no delivery of prior owned shares having a fair market value on the date of delivery equal to the aggregate exercise price of the shares may be used as consideration for exercising the Options.

        Furthermore, notwithstanding any provisions in the U.S. Plan to the contrary, shares owed to the French Optionee upon exercise may not be withheld in order to meet the tax and/or social security charges which might be due at the time of exercise or sale of the underlying Shares. However, upon sale of the underlying shares, the Company and/or the Subsidiary shall have the right to withhold, or request any third party to withhold, from the proceeds to be paid to the French Optionee the sums corresponding to any social security charges due at exercise or sale by the French Optionee. If such amounts are due and are not withheld, the French Optionee agrees to submit the amount due to the Subsidiary by means of check, cash or credit transfer.

        The shares acquired upon exercise of an Option will be recorded in an account in the name of the shareholder with a broker or in such other manner as the Company may otherwise determined in order to ensure compliance with applicable law.

        Whereas the optionee and SYNAVANT stand to benefit from significantly more favorable tax treatment, it is strongly recommended that optionees not exercise options or, if they do, that they not sell the underlying shares for a total period of five years from the date of grant.

Non-transferability of Options.

        Notwithstanding any provision in the U.S. Plan to the contrary and except in the case of death, Options cannot be transferred to any third party. In addition, the Options are only exercisable by the French Optionee during the lifetime of the French Optionee.

Termination of Employment.

        If a termination of eligibility status is due to death, any unvested portion of options granted to a French optionee shall become immediately vested but it shall only be exercisable for the period set forth by Section 9 below.

        If a termination of eligibility status is due to Disability, occurring before the Exercise Date, the unexercised portion of options shall immediately vest pursuant to Section 6(e) of the U.S. plan. The French optionee may therefore exercise the option during the shorter of (i) the remaining stated term of the Option as from the Exercise Date or (ii) five years after the Exercise Date.

        If the Disability occurs after the Exercise Date, the French Optionee may exercise the vested portion of the Option during the shorter of (i) the remaining stated term of the Option or (ii) five years after the date of Disability. In the event of termination of employment due to disability which significantly reduces the working and profit capacity of the employee (categories 2 or 3 under Section L 341-4 of the French Social Security Code), the Option shall become fully vested and exercisable upon such termination in the same period of time above mentionned.

        In the event of a termination of eligibility due to Retirement, occurring before the Exercise Date, the Optionee's unexercised Option may thereafter be exercised only during the period ending at the earlier of five years after the Exercise Date or the stated expiration date of such Options as from the Exercise Date (Post-Retirement Exercise Period), only to the extent such Option was exercisable at the time of such Retirement. If the termination of eligibility due to Retirement occurs after the Exercise Date, the Optionee's unexercised Option may thereafter be exercised only during the period ending at the earlier of five years after such Retirement or the stated expiration date of such Option (Post-Retirement Exercise Period).

        The committee may, in its sole discretion, vary these terms, including by accelerating the vesting of the unvested portion of such option held by an Optionee upon such Optionee's Retirement pursuant to Section 6 (f) of the U.S. Plan.

        In the event of a termination of eligibility status due to any reason other than Disability or Death, the Optionee may, but only during a period ending 90 days after the Exercise Date and in no event later than the expiration date of the Option as set forth in the Stock Option Agreement, exercise the Option to the extent that the Optionee was entitled to exercise it, except as otherwise determined by the Committee.

Changes In Capitalization.

        Notwithstanding any provisions of the U.S. Plan to the contrary, adjustments to the Option price and/or the number of shares subject to an Option issued hereunder shall be made to preclude the dilution or enlargement of benefits under the Option only in the event of one or more of the transactions listed below by the Company. Furthermore, even upon occurrence of one or more of the transactions listed below, no adjustment to the kind of shares to be granted shall be made (i.e., only shares of Common Stock shall be granted to French Optionees). The transactions are as follows:

        A. an issuance of new shares for cash consideration reserved to the Company's existing shareholders;

        B. an issuance of convertible or exchangeable bonds reserved to the Company's existing shareholders;

        C. a capitalization of retained earnings, profits, or issuance premiums;

        D. a distribution of reserves by payment in cash or shares;

        E. a cancellation of shares in order to absorb losses; and

        F. the repurchase of its own shares by a listed company at a price higher than the stock quotation price in the open market.

        An increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company is not within the scope of the prohibition of the first paragraph of this Section 8.

Death.

        In the event of the death of a French Optionee, the Options shall become immediately vested and exercisable. The French Optionee's heirs may exercise the Option within six months following the death, even if the Option that was held by the deceased French Optionee expires during this 6-month period, but any Option which remains unexercised shall expire six months following the date of the French Optionee's death.

Term of the Option.

        The term of the Option will be nine years and six months. This term can only be extended in the event of the death of the French Optionee as above mentioned.

Interpretation.

        In the event of any conflict between the provisions of the present French Plan and the U.S. Plan, the provisions of the French Plan shall control for any grants made thereunder to French Optionees.

Employment Rights.

        The adoption of this sub-plan shall not confer upon the French Optionees any employment rights and shall not be construed as a part of the French Optionee's employment contracts.

Adoption.

        The French Plan is effective as of October 2, 2000.

                      For the Company

EXHIBIT C

SYNAVANT Inc.

ANNUAL INCENTIVE PLAN

1.    Purpose of the Plan

        The purpose of the Plan is to advance the interests of the Company and its stockholders by providing a program that can help attract and retain employees of the Company and its subsidiaries who contribute to the growth and profitability of the Company by providing for incentives in the form of periodic cash bonus awards to such employees, thereby motivating such employees to attain corporate performance objectives established under the Plan. The Plan also is intended to enable the Company to preserve the tax deductibility of certain Awards under Section 162(m) of the Code to the extent deemed advisable by the Committee.

2.    Definitions

        The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

  (a)
  Act: The Securities Exchange Act of 1934, as amended. References to any provision of the Act or rule thereunder shall include any successor provision or rule.

  (b)
  Award: A bonus potentially payable to a designated Participant if performance objectives are achieved during a specified Performance Period and other terms and conditions of the Plan and the bonus opportunity are met.

  (c)
  Beneficial Owner: As such term is defined in Rule 13d-3 under the Act.

  (d)
  Board: The Board of Directors of the Company.

  (e)
  Change in Control: The occurrence of any of the following events after the Effective Date:

  (i)
  any Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then-outstanding securities;

  (ii)
  during any period of twenty-four months or less (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections (2)(e)(i), (iii) or (iv) of the Plan, (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or (C) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's securities) whose election by the Board or nomination for election by the Company's stockholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or who were new directors (subject to the exclusions set forth above in this Section 2(e)(ii)) whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

    (iii)
    the stockholders of the Company approve any transaction or series of transactions under which the Company is merged or consolidated with any other company, other than a merger or consolidation (A) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and (B) after which no Person holds 20% or more of the combined voting power of the then-outstanding securities of the Company (if it is the surviving parent) or such surviving entity; provided, however, that, if consummation of the corporate transaction referred to in this Section 2(e)(iii) is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency or approval of the stockholders of another entity or other material contingency, no Change in Control shall occur until such time as such consent and approval has been obtained and any other material contingency has been satisfied;

    (iv)
    the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; provided, however, that, if consummation of the transaction referred to in this Section 2(e)(iv) is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency or approval of the stockholders of another entity or other material contingency, no Change in Control shall occur until such time as such consent and approval has been obtained and any other material contingency has been satisfied; or

    (v)
    the Board determines that a Change in Control shall be deemed to have occurred for purposes of the Plan, provided that the Board may impose limitations on the effects of a Change in Control on any Award or otherwise if the Change in Control has occurred under this Section 2(e)(v) and not under other subsections of this Section 2(e).

  (f)
  Code: The Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation thereunder shall include any successor provision or regulation.

  (g)
  Committee: A committee of two or more directors designated by the Board to administer the Plan; provided, however, that, directors appointed or serving as members of a Board committee designated as the Committee shall not be employees of the Company or any Subsidiary. In appointing members of the Committee, the Board will consider whether a member is or will be an "outside director" as defined in Treasury Regulation 1.162-27(e)(3), but Committee members are not required to be such "outside directors" at the time of appointment or during their term of service on the Committee. The full Board may perform any function of the Committee hereunder, in which case the term "Committee" shall refer to the Board. Upon effectiveness of the Plan, the Board shall perform all functions of the Committee hereunder until the Board has appointed a Compensation and Benefits Committee of the Board, at which time the Compensation and Benefits Committee shall be designated as the Committee hereunder.

  (h)
  Company: SYNAVANT Inc., a Delaware corporation.

  (i)
  Covered Participant: A Participant who the Committee designates, at the time an Award is granted, as reasonably likely to be a "covered employee", as such term is defined in Section 162(m) of the Code, for the year in which the Award becomes payable.

  (j)
  Effective Date: The date on which the Plan takes effect, as specified in Section 12(e) of the Plan.

  (k)
  Participant: An employee of the Company or any of its Subsidiaries who is selected by the Committee to participate in the Plan pursuant to Section 4 of the Plan.

  (l)
  Performance Period: The calendar year or any other period that the Committee, in its sole discretion, may determine.

  (m)
  Person: As such term is used for purposes of Sections 13(d) or 14(d) of the Act.

  (n)
  Plan: The SYNAVANT Inc. Annual Incentive Plan.

  (o)
  Shares: Shares of common stock, par value $0.01 per Share, of the Company.

  (p)
  Spinoff: The distribution of the Shares owned by IMS Health Incorporated to the holders of record of shares of IMS Health Incorporated.

  (q)
  Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code.

3.    Administration

        (a)    Authority of the Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan, the Committee shall have the authority to select the employees to be granted Awards under the Plan, to determine the size and terms of an Award (subject to the limitations imposed on Awards in Section 6(b) below), to modify the terms of any Award that has been granted (except for any modification that would increase the amount of the Award payable to a Covered Participant), to determine the time when Awards will be made and the Performance Period to which they relate, to establish performance objectives in respect of such Performance Periods and to certify that such performance objectives were attained. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. (Note: The Committee's authority to grant Awards settleable by issuance of shares is limited under Section 5 by the requirement that such shares be drawn from a Company plan authorizing share-based awards and the related requirement that any such award be approved by the committee or other decision-maker administering such other plan.)

        (b)    Manner of Exercise of Committee Authority. At any time that a member of the Committee is not an "outside director" within the meaning of Code Section 162(m), (i) any action of the Committee relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more "outside directors" (or as otherwise may be permitted under Code Section 162(m) and regulations thereunder). Action authorized by such a subcommittee shall be the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

        (c)    Delegation. The Committee may delegate to one or more officers or employees of the Company and its subsidiaries the authority, subject to such terms as the Committee shall determine, to perform such functions, including the Committee's functions under the Plan, as the Committee may determine, except that the Committee may not delegate its authority to grant Awards to Covered

Participants or to make the determinations specified under Section 6(c) of the Plan relating to Covered Participants, or otherwise to the extent such delegation would cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. In the case of any such delegation, references to the Committee herein shall be deemed to include any person to whom authority has been delegated, unless the context otherwise requires.

        (d)    Limitation of Liability. The Committee, each member thereof, and any other person acting pursuant to authority delegated by the Committee shall be entitled, in good faith, to rely or act upon any report or other information furnished by any officer or employee of the Company or a Subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee or any other person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a Subsidiary acting at the direction or on behalf of the Committee or other delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

        (e)    Assumption of Awards Under IMS Health Incorporated Executive Annual Incentive Plan. If the Company assumes liability with respect to any awards under the IMS Health Incorporated Executive Annual Incentive Plan pursuant to the Employee Benefits Agreement between the Company and IMS Health Incorporated, such assumed award shall be deemed to be an award under this Plan. In such case, actions of the Compensation & Benefits Committee of the Board of Directors of IMS Health Incorporated shall constitute due approval of the performance goals and other required matters for purposes of this Plan, and other prior actions of such Committee and of IMS Health Incorporated shall be binding with respect to such award to the extent necessary to comply with Treasury Regulation 1.162-27(f)(4).

4.    Eligibility and Participation

        The Committee shall designate those persons who shall be Participants for each Performance Period. Participants shall be selected from among the employees of the Company and any of its Subsidiaries, based on the Committee's determination that such employee's performance can positively effect the results of the operations of the Company or any of its Subsidiaries. The designation of Participants may be made individually or by groups or classifications of employees, as the Committee deems appropriate.

5.    Denomination of Awards

        The Committee may authorize the payout of an Award in cash, in shares of the Company's Common Stock or in other share-based awards, provided that, in the case of shares and share-based awards, the issuance of the shares or awards is authorized under the Company's 2000 Stock Incentive Plan (or other Company plan) and have been approved by any other committee or body necessary to authorize the award under such other plan. In such case, any shares of Common Stock issued in connection with such Award will count against the aggregate number shares reserved and available for issuance under such other plan in accordance with the applicable provisions thereof. Unless otherwise specifically authorized by the Committee, any such authorization relating to a Covered Participant shall be undertaken at such time and on such terms as will ensure that the Award hereunder and any award granted under such other plan will continue to qualify as "performance-based compensation" for purposes of Code Section 162(m) or will not otherwise result in payment of compensation for which the Company may not claim a tax deduction under Code Section 162(m).

6.    Awards

        (a)    Performance Objectives. A Participant's Award shall be earned based on the attainment of written performance objectives approved by the Committee for a Performance Period established by the Committee. To the extent necessary in order to meet the requirements of Section 162(m) and regulations thereunder, in the case of Covered Participants, such performance objectives shall be established (i) while the outcome for that Performance Period is substantially uncertain and (ii) no more than 90 days after the commencement of the Performance Period to which the performance objective relates or, if less than 90 days, the number of days which is equal to 25% of the relevant Performance Period. In the case of Covered Participants, the performance objectives shall be objective and shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on stockholders' equity; (vii) return on investment; (viii) return on capital; (ix) improvements in capital structure; (x) expense management; (xi) profitability of an identifiable business unit or product; (xii) maintenance or improvement of profit margins; (xiii) stock price or total stockholder return; (xiv) market share; (xv) revenues or sales; (xvi) costs; (xvii) cash flow; (xviii) working capital; (xix) return on assets; (xx) economic wealth created, and (xxi) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures, and execution of pre-approved corporate strategy. In addition, with respect to Participants who are not Covered Participants, the Committee may approve performance objectives based on other criteria, which may or may not be objective. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its divisions, units, partnerships, joint venturers or minority investments, product lines or products or any combination of the foregoing. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including on an absolute basis, in relation to performance in a prior period, and/or be relative to one or more peer group companies or indices, or any combination thereof. In addition, the performance objectives may be calculated without regard to extraordinary items, except as may be limited under Section 162(m) in the case of a Covered Participant.

        (b)    Maximum Award Payable to Any One Participant. Other provisions of the Plan notwithstanding, to the extent necessary in order to meet the requirements of Section 162(m) and regulations thereunder, the maximum amount of awards that become earned by any one Participant in any one fiscal year shall not exceed the Participant's Annual Limit. For purposes of this Plan, a Participant's Annual Limit shall equal $5 million plus the amount of the Participant's unused Annual Limit as of the close of the previous year. For this purpose, a Participant's Annual Limit is used if it may be potentially earned or paid under an Award, regardless of whether it is in fact earned or paid.

        (c)    Payment. The Committee shall determine whether, with respect to a Performance Period, the applicable performance objectives and other requirements to payment of the Award have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Award. No Awards will be paid to a Covered Participant for such performance period until such certification is made, in writing, by the Committee. The amount of the Award actually paid to a given Participant may be less or, with respect to Participants who are not Covered Participants, more than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Award determined by the Committee for a performance period shall be paid to the Participant at such time and upon such conditions as determined by the Committee in its sole discretion after the end of such Performance Period, including in installments or on a deferred basis.

        (d)    Termination of Employment and Other Events; Covenants. The Committee shall specify the circumstances in which Awards shall be paid or forfeited in the event of termination of employment by the Participant or other event prior to the end of a Performance Period or settlement of such Awards. Unless otherwise determined by the Committee, if a Participant dies, retires, is assigned to a different position, is granted a leave of absence, or if the Participant's employment is otherwise terminated (except for cause by the Company) during a Performance Period, a pro rata share of the Participant's award based on the period of actual participation may, at the Committee's discretion, be paid to the Participant after the end of the Performance Period if it would have become earned and payable had the Participant's employment status not changed. The Committee may require a Participant, as a condition of the designation or payout of an Award, to have entered into agreements or covenants with the Company or a specified Subsidiary obligating the Participant to not compete, to not interfere the relationships of the Company or its subsidiaries or affiliates with customers, suppliers or employees in any way, to refrain from disclosing or misusing confidential or proprietary information of the Company or its subsidiaries or affiliates, and to take or refrain from such other actions adverse to the Company as the Committee may specify. The form of such agreements or covenants shall be specified by the Committee, which may vary such form from time to time and require renewal of the agreements or covenants, as then specified by the Committee, in connection with the allocation or payout of any Award.

        (e)    Compliance with Code Section 162(m). The Company intends that compensation under the Plan to Covered Participants will constitute qualified "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee. Accordingly, the terms of this Section 6 and other provisions of the Plan shall be administered and interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. If any provision of the Plan or any Award document relating to an Award to a Covered Participant that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

7.    Amendments or Termination

        The Board may amend, alter or discontinue the Plan or an Award, but no such amendment, alteration or discontinuation shall be made which would materially impair any of the rights of a Participant under any outstanding Award under the Plan without such Participant's consent; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws. Notwithstanding anything to the contrary herein, the Board may not amend, alter or discontinue the provisions relating to the proviso to Section 11(b) of the Plan after the occurrence of a Change in Control without the consent of any Participant adversely affected by such amendment.

8.    No Right to Employment

        Neither the Plan nor any action taken hereunder shall be construed as giving any Participant or other person any right to continue to be employed by or perform services for the Company or any Subsidiary, and the right to terminate the employment of or performance of services by any Participant at any time and for any reason is specifically reserved to the Company and its Subsidiaries.

9.    Nontransferability of Awards; Legal Compliance

        (a)    Nontransferability. An Award and other rights under the Plan shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution.

        (b)    Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the grant or settlement of any Award, including the issuance or delivery of Shares or payment of other amounts relating to the Award, until completion of all actions required under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the payment of benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

10.  Reduction of Awards

        Notwithstanding anything to the contrary herein, the Committee, in its sole discretion (but subject to applicable law), may apply any amounts payable to any Participant hereunder as a setoff to satisfy any liabilities owed to the Company or any of its Subsidiaries by the Participant.

11.  Adjustments Upon Certain Events; Change in Control

        (a)    Adjustments. The Committee is authorized at any time during or after a Performance Period, in its sole discretion, to adjust or modify the terms of Awards or performance objectives, or specify new Awards, (i) in the event of any large, special and non-recurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, forward or reverse split, stock dividend, liquidation, dissolution or other similar corporate transaction, (ii) in recognition of any other unusual or nonrecurring event affecting the Company or the financial statements of the Company (including events described in (i) above as well as acquisitions and dispositions of businesses and assets and extraordinary items determined under generally accepted accounting principles), or in response to changes in applicable laws and regulations, accounting principles, and tax rates (and interpretations thereof) or changes in business conditions or the Committee's assessment of the business strategy of the Company. No such adjustment shall be authorized or made if and to the extent that the existence of such authority or the making of such adjustment (i) would cause Awards granted under the Plan to Covered Participants and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder to fail to so qualify, or (ii) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury Regulation 1.162-27(e)(4)(vi), under the performance objectives relating to Awards granted to Covered Participants and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

        (b)    Change in Control. Notwithstanding any other provision in the Plan to the contrary, in the event of a Change in Control, the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Award, including, without limitation, (A) the acceleration of an Award, (B) the payment of a cash amount in exchange for the cancellation of an Award and/or (C) the requiring of the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted hereunder; provided, however, that the Committee may not exercise any discretion under the Plan to reduce the amount payable in respect of any Award relating to a Performance Period which ended prior to the date of such Change in Control but which Award had not been paid out at the time of the

Change in Control and such Awards shall be paid out entirely in cash as promptly as practicable following the Change in Control, unless this right has been waived by the Participant.

12.  Miscellaneous Provisions

        (a)    Company Obligations; Unfunded Plan. The Company is the sponsor and legal obligor under the Plan and shall make all payments hereunder, other than any payments to be made by any of the Subsidiaries (in which case shall be made by such Subsidiary, as appropriate). The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to ensure the payment of any amounts under the Plan, and the Participants' rights to the payment hereunder shall be no greater than the rights of the Company's (or Subsidiary's) unsecured creditors. All expenses involved in administering the Plan shall be borne by the Company.

        (b)    Choice of Law. The Plan shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to principles of conflicts of law.

        (c)    Tax Withholding. The Committee shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment, and the Company shall not be obligated to make any payment or distribution under the Plan until such withholding obligations have been satisfied.

        (d)    Non-Exclusivity. Neither the adoption of the Plan by the Board nor any submission of the Plan, specific Plan terms, or amendments thereto to a vote of stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of awards otherwise than under the Plan, and such other arrangements may be either applicable generally or only in specific cases.

        (e)    Effectiveness of the Plan. The Plan shall become effective as of the date on which the Shares that are owned by IMS Health Incorporated become distributable to the holders of record of shares of IMS Health Incorporated in the Spinoff.

SYNAVANT INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2002

Proxy

        This proxy is solicited on behalf of our Board of Directors. The undersigned hereby constitutes and appoints Wayne P. Yetter and Vincent J. Napoleon, and each of them, the true and lawful attorneys and proxies for the undersigned, to act and vote all of the undersigned's capital stock of SYNAVANT Inc., a Delaware corporation, at the Annual Meeting of Stockholders to be held at the law firm of Womble Carlyle Sandridge & Rice PLLC, 1201 West Peachtree Street, Suite 3500, Atlanta, Georgia 30309, at 10:00 a.m. on April 30, 2002, and at any and all adjournments thereof, for the purposes of considering and acting upon the matters proposed by SYNAVANT Inc. that are identified below. This proxy when properly executed will be voted in accordance with the specifications made herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees for director listed below and all the other Proposals.

        For participants in the SYNAVANT Inc. 401(k) Savings Plan (the "401(k) Plan") that have contributions invested in SYNAVANT Common Stock, this proxy card will serve as a voting instruction for the Trustee of the 401(k) Plan. Participants must return their proxy card prior to April 22, 2002. EquiServe will then forward the proxy cards to the Trustee. If a participant's proxy card is not received before April 22, 2002 or if such participant signs and returns his or her proxy card without instructions marked in the boxes, the Trustee will vote the participant's shares of Common Stock in the same proportion as other shares of Common Stock held in the 401(k) Plan for which the Trustee received timely instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4.

1.	ELECTION OF CLASS II DIRECTORS
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below)
FOR all nominees listed to the right Peter H. Fuchs
(except as marked to the contrary) / / Barry L. Williams
WITHHOLD authority to vote for all nominees / /

2.    APPROVAL OF THE 2000 STOCK INCENTIVE PLAN FOR    / /                            AGAINST    / /                             ABSTAIN    / /

3.    APPROVAL OF THE ANNUAL INCENTIVE PLAN FOR    / /                            AGAINST    / /                             ABSTAIN    / /

4.
RATIFY SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002 FOR    / /                            AGAINST    / /                             ABSTAIN    / /

FOLD AND DETACH HERE

        In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or adjournment(s), including adjourning the Annual Meeting to permit, if necessary, further solicitation of proxies. This proxy may be revoked at any time prior to voting hereof.

        This proxy, when properly executed, duly returned and not revoked, will be voted in accordance with the directions given by the undersigned stockholder. If no direction is made, it will be voted in favor of the election of nominees for director listed above and the other Proposal listed on this Proxy.

                            Dated:  , 2002

                            Signature(s)

                            NOTE: Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, sign the full corporate name by a duly authorized officer.

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3445 Peachtree Road, NE, Suite 1400 Atlanta, Georgia 30326
3445 Peachtree Road, NE, Suite 1400 Atlanta, Georgia 30326 (404) 841-4000 NOTICE OF ANNUAL STOCKHOLDERS' MEETING TO BE HELD APRIL 30, 2002
Proxy Statement For 2002 Annual Stockholders' Meeting TABLE OF CONTENTS
PROXY STATEMENT FOR 2002 ANNUAL STOCKHOLDERS' MEETING VOTING INFORMATION
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
PROPOSAL 1—ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in 2001
Aggregated Option Exercises in 2001 And Year-End Option Values
STOCK PERFORMANCE GRAPH
COMPARISON OF CUMULATIVE TOTAL RETURN AMONG SYNAVANT, NASDAQ INDEX AND CHASE H&Q TECHNOLOGY INDEX
COMPENSATION AND BENEFITS COMMITTEE REPORT ON EXECUTIVE COMPENSATION
PROPOSALS REGARDING APPROVAL OF COMPENSATION PLANS
PROPOSAL 2 -APPROVAL OF 2000 STOCK INCENTIVE PLAN
PROPOSAL 3 -APPROVAL OF ANNUAL INCENTIVE PLAN
PROPOSAL 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
AUDIT COMMITTEE REPORT
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
GENERAL INFORMATION
OTHER MATTERS
EXHIBIT A
SYNAVANT INC. AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER
EXHIBIT B
SYNAVANT Inc. 2000 STOCK INCENTIVE PLAN
SYNAVANT Inc. 2000 Stock Incentive Plan
ADDENDUM—JAPAN
SYNAVANT Inc. 2000 Stock Incentive Plan
ADDENDUM—SWITZERLAND
SYNAVANT Inc. 2000 Stock Incentive Plan
ADDENDUM—THE NETHERLANDS
Addendum to the Notice of Grant of Stock Options Under the SYNAVANT Incorporated 2000 Stock Incentive Plan
SYNAVANT Inc.. 2000 Stock Incentive Plan
SUB-PLAN—FRANCE RULES OF THE SYNAVANT Inc. 2000 STOCK INCENTIVE PLAN FOR FRENCH EMPLOYEES Introduction.
Definitions.
Entitlement to Participate.
Conditions of the Option/Option Price.
Exercise of an Option.
Non-transferability of Options.
Termination of Employment.
Changes In Capitalization.
Death.
Term of the Option.
Interpretation.
Employment Rights.
Adoption.
EXHIBIT C
SYNAVANT Inc. ANNUAL INCENTIVE PLAN